UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________

SCHEDULE 14A
__________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

OS THERAPIES INCORPORATED
(Name of Registrant as Specified in its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED AUGUST 15, 2025

OS THERAPIES INCORPORATED
115 Pullman Crossing Road, Suite #103
Grasonville, Maryland 21638

August [•], 2025

DEAR STOCKHOLDER:

It is my pleasure to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of OS Therapies Incorporated (the “Company,” “we,” “our” or “us”). The Annual Meeting will be held in a virtual meeting format on [•], 2025, at 10:00 a.m., Eastern time. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://meeting.vstocktransfer.com/[•]. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation. At the Annual Meeting you will be asked to consider and vote on the following proposals:

1.      To elect six (6) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until our 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.      To approve, in accordance with NYSE American LLC Company Guide Section 713(a), the issuance of shares of our common stock to Ayala Pharmaceuticals, Inc., which may, in lieu thereof, be issued in the form of a warrant to purchase an equal number of shares of common stock, in connection with the asset purchase transaction described in the Proxy Statement, in an amount collectively equal to or exceeding 20% of our common stock outstanding as of April 9, 2025;

3.      To approve an amendment of our third amended and restated certificate of incorporation, as amended, to increase the number of shares of our common stock authorized for issuance thereunder from 50 million to 150 million;

4.      To approve an amendment to the OS Therapies Incorporated 2023 Incentive Compensation Plan, as amended, to (i) increase the number of shares of common stock available for issuance thereunder from 4 million to 10 million and (ii) increase the maximum number of shares of common stock granted to any one individual that is intended to qualify as “performance-based compensation”;

5.      To adopt a resolution approving a shareholder rights agreement and authorizing our board of directors to adopt and implement such shareholder rights agreement at such time, if any, as our board of directors determines to be appropriate and in the best interests of the Company;

6.      To vote upon the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

7.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describes the proposals to be considered and voted upon at the Annual Meeting. Our board of directors has fixed the close of business on [•], 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

I look forward to your engagement with the Annual Meeting.

Sincerely,

Paul A. Romness, MPH
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF OS THERAPIES INCORPORATED STOCKHOLDERS

TO THE STOCKHOLDERS OF OS THERAPIES INCORPORATED:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of OS THERAPIES INCORPORATED (the “Company,” “we,” “our” or “us”) will be held in a virtual meeting format on [•], 2025, at 10:00 a.m., Eastern time. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://meeting.vstocktransfer.com/[•]. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

At the Annual Meeting you will be asked to consider and vote on the following proposals:

1.      To elect six (6) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until our 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.      To approve, in accordance with NYSE American LLC Company Guide Section 713(a), the issuance of shares of our common stock to Ayala Pharmaceuticals, Inc., which may, in lieu thereof, be issued in the form of a warrant to purchase an equal number of shares of common stock, in connection with the asset purchase transaction described in the Proxy Statement, in an amount equal to or exceeding 20% of our common stock outstanding as of April 9, 2025;

3.      To approve an amendment of our third amended and restated certificate of incorporation, as amended, to increase the number of shares of our common stock authorized for issuance thereunder from 50 million to 150 million;

4.      To approve an amendment to the OS Therapies Incorporated 2023 Incentive Compensation Plan, as amended, to (i) increase the number of shares of common stock available for issuance thereunder from 4 million to 10 million and (ii) increase the maximum number of shares of common stock granted to any one individual that is intended to qualify as “performance-based compensation”;

5.      To adopt a resolution approving a shareholder rights agreement and authorizing our board of directors to adopt and implement such shareholder rights agreement at such time, if any, as our board of directors determines to be appropriate and in the best interests of the Company;

6.      To vote upon the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

7.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

You are cordially invited to attend the virtual Annual Meeting. Only stockholders of record at the close of business on [•], 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting.

The attached Proxy Statement and the enclosed proxy materials are first being mailed to our stockholders on or about [•], 2025.

YOUR VOTE IS IMPORTANT. Whether you expect to attend the virtual Annual Meeting or not, please vote your shares by Internet or by mail pursuant to the instructions included on the proxy card or voting instruction card. If you attend the Annual Meeting, you may vote your shares over the Internet, even though you have previously signed and returned your proxy.

By Order of the Board of Directors:
Paul A. Romness, MPH
Chairman, President and Chief Executive Officer

August [•], 2025

Important Notice of Internet Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on [•], 2025. The Notice, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (our “2024 Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on March 31, 2025 are available through the Internet at ir.ostherapies.com/proxy-materials. Under SEC rules, we are providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to notify you of the availability of our proxy materials on the Internet. The Notice of Internet Availability instructs you on how to access and review this Proxy Statement and our 2024 Annual Report. The Notice of Internet Availability also instructs you on how you may authorize a proxy to vote your shares over the Internet and provides instructions on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery. If you received your annual meeting materials via email, the email contains voting instructions and links to this Proxy Statement and our 2024 Annual Report on the Internet.

OS Therapies Incorporated
___________________________________

Proxy Statement
___________________________________

i

OS THERAPIES INCORPORATED

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m., Eastern time, on [•], 2025

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at our 2025 Annual Meeting of Stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on [•], 2025, at 10:00 a.m., Eastern time, in a virtual meeting format. References in this Proxy Statement to “we,” “us,” “our” or “the Company” refer to OS Therapies Incorporated.

Our board of directors is sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) relating to the Annual Meeting to the Company’s stockholders beginning on or about [•], 2025. The Notice of Internet Availability instructs you on how to access and review this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025 (our “Annual Report”). The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our named executive officers and our directors, and certain other required information.

Important Notice of Internet Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on [•], 2025

The Notice of Internet Availability, this Proxy Statement and our Annual Report are available through the Internet at ir.ostherapies.com/proxy-materials. Under SEC rules, we are providing the Notice of Internet Availability to notify you of the availability of our proxy materials on the Internet.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT
BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF
THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD
READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

Questions and Answers About the Annual Meeting

What items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.      To elect six (6) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until our 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified (the “Election of Directors Proposal”);

2.      To approve, in accordance with NYSE American LLC Company Guide Section 713(a), the issuance of shares of our common stock to Ayala, which may, in lieu thereof, be issued in the form of a warrant to purchase an equal number of shares of common stock, in connection with the HER2 Asset Purchase described herein, in an amount equal to or exceeding 20% of our common stock outstanding as of April 9, 2025 (the “Issuance Proposal”);

3.      To vote upon a proposal to amend our third amended and restated certificate of incorporation, as amended, to increase the number of shares of our common stock authorized for issuance thereunder from 50 million to 150 million (the “Charter Amendment Proposal”);

4.      To approve an amendment to the OS Therapies Incorporated 2023 Incentive Compensation Plan, as amended, to (i) increase the number of shares of common stock available for issuance thereunder from 4 million to 10 million and (ii) increase the maximum number of shares of common stock granted to any one individual that is intended to qualify as “performance-based compensation” (the “Plan Amendment Proposal”);

5.      To adopt a resolution approving a shareholder rights agreement and authorizing our board of directors to adopt and implement such shareholder rights agreement at such time, if any, as our board of directors determines to be appropriate and in the best interests of the Company (the “Rights Agreement Resolution Proposal”);

6.      To vote upon the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal” and, collectively with the Election of Directors Proposal, the Issuance Proposal, the Charter Amendment Proposal, the Plan Amendment Proposal and the Rights Agreement Resolution Proposal, the “Proposals”); and

7.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

When and where is the Annual Meeting?

The Annual Meeting will be held on [•], 2025 at 10:00 a.m., Eastern time, in a virtual meeting format accessible at https://meeting.vstocktransfer.com/[•].

We have decided to hold our Annual Meeting in a virtual meeting format only. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation by enabling stockholders to participate from any location around the world, improve our ability to communicate more effectively with our stockholders, provide for cost savings to us and our stockholders, and reduce the environmental impact of our Annual Meeting. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. We are providing opportunities to submit questions prior to the meeting to enable us to address appropriate questions at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of stockholders. In accordance with our amended and restated bylaws, as amended, the presence at the Annual Meeting, in person or by proxy, of the holders of one-third of the voting power of the issued and outstanding shares of our common stock and Series A senior convertible preferred stock (“Series A preferred stock”) entitled to vote, shall constitute a quorum for the transaction of business at the Annual Meeting. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum at the meeting. Abstentions and broker “non-votes” (as hereinafter defined) are counted as present and entitled to vote for purposes of determining whether a quorum is present. A broker “non-vote” on a matter occurs when a broker, bank or your representative may not vote on a particular matter because it does not have discretionary voting authority and has not received instructions from the beneficial owner.

Notwithstanding the foregoing, where a separate vote by a class or classes or series is required, one-third of the voting power of the issued and outstanding shares of such class or classes or series, present or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. No proposal scheduled for a vote at the Annual Meeting requires a separate vote by the holders of Series A preferred stock. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

Who may vote at the Annual Meeting?

Stockholders of record as of the close of business on [•], 2025 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were [•] shares of our common stock issued and outstanding, held by [•] holders of record, and [•] shares of Series A preferred stock issued and outstanding, held by [•] holders of record.

Holders of our Series A preferred stock vote together with the holders of common stock as a single class and on an as-converted to common stock basis. However, with respect to the Charter Amendment Proposal, holders of Series A preferred stock will vote together as a separate class. In accordance with our Certificate of Designation of Rights, Preferences and Limitations of Series A Senior Convertible Preferred Stock, the [•] shares of Series A preferred stock issued and outstanding as of the Record Date will be deemed convertible into [•] shares of common stock for purposes of voting at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held as of the Record Date, and each holder of Series A preferred stock is entitled to one vote for each share of common stock issuable upon conversion of such preferred stock as of the Record Date. In accordance with applicable rules of the NYSE American, holders of the shares of our common stock issued in the HER2 Asset Purchase are not entitled to vote such shares on the Issuance Proposal.

The shares to be voted include shares of our common stock that are (i) held of record directly in a stockholder’s name and (ii) held for stockholders in “street name” through a broker, bank or other nominee. If your shares are registered directly in your name with our stock transfer agent, VStock Transfer, LLC (“VStock”), you are considered the “stockholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares.

If you hold your shares of our common stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the common stock that it holds for you in accordance with your instructions. However, under the rules that govern brokers who have record ownership of shares that are held in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. Therefore, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. The Auditor Ratification Proposal is considered a routine matter. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” the Auditor Ratification Proposal. We believe that all of the other Proposals to be voted upon at the meeting will be considered “non-routine.” Thus, a broker or other nominee cannot vote without instructions on these non-routine matters, and consequently, if your shares are held in street name, you must provide your broker or nominee with instructions on how to vote your shares in order for your shares to be voted on those proposals.

What vote is required to approve the Proposals?

Approval of each of the Election of Directors Proposal, the Plan Amendment Proposal, the Rights Agreement Resolution Proposal and the Auditor Ratification Proposal requires the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. For the Election of Directors, the Plan Amendment Proposal and the Rights Agreement Resolution Proposal, abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” such proposals. For the Auditor Ratification Proposal, abstentions, if any, will have the same effect as a vote “AGAINST” the Auditor Ratification Proposal. We do not expect any broker non-votes on the Auditor Ratification Proposal because such proposal is considered a routine matter.

For the Election of Directors Proposal, if no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes “FOR” the election of all director nominees set forth in this Proxy Statement. In accordance with Delaware law, stockholders entitled to vote for the Election of Directors Proposal may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors.

Approval of the Issuance Proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes, if any, will have no effect on the outcome on the Issuance Proposal.

Approval of the Charter Amendment Proposal requires the affirmative vote of a majority in voting power of stock entitled to vote, voting together as a single class. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

Your vote will not be disclosed either within the Company or to third parties, except: (i) as may be necessary to meet applicable legal requirements or to assert or defend claims for or against the Company; (ii) to allow for the tabulation of votes and certification of the vote; and (iii) to facilitate a successful proxy solicitation.

How does the Company’s Board of Directors recommend that I vote?

Our board of directors recommends a vote (1) “FOR” all nominees listed in the Election of Directors Proposal, (2) “FOR” the Issuance Proposal, (3) “FOR” the Charter Amendment Proposal, (4) “FOR” the Plan Amendment Proposal, (5) “FOR” the Rights Agreement Resolution Proposal, (6) “FOR” the Auditor Ratification Proposal and (7) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. We do not presently anticipate that any other business will be presented for action at the Annual Meeting.

How do I vote?

If you are a stockholder of record, you will receive the Notice of Internet Availability by mail to notify you of the availability of these proxy materials on the Internet. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.

If you are a beneficial owner of shares, you have the right to direct your broker, bank or nominee as to how to vote your shares. Please refer to the voting instruction card provided by your broker, bank or nominee. You are also invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. Once you have received a legal proxy from your broker, bank or nominee, it should be emailed to cfo@ostherapies.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other nominee of your legal proxy (e.g., a forwarded email from your broker, bank or other nominee with your legal proxy attached, or an image of your legal proxy attached to your email). Requests for registration must be received by VStock no later than 5:00 p.m., Eastern Time, on [•], 2025.

Whether you hold shares directly as the stockholder of record or through a broker, bank or other nominee as the beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. There are two ways to vote by proxy without attending the meeting:

•        By Internet — Stockholders of record may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

•        By Mail — Stockholders of record may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Can I change my vote after I have mailed my proxy card?

Yes. Whether you attend the Annual Meeting or not, any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. If you are a stockholder of record, your proxy may be revoked in writing to the Company’s Corporate Secretary, at or before the taking of the vote at the Annual Meeting. A written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares, will be treated as the final vote.

Holders of record may also revoke their proxies by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to the Corporate Secretary, OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638. Any written notice of revocation must be received at such address by 11:59 p.m., Eastern time, on [•], 2025.

If you hold your shares in “street name” through a broker, dealer, commercial bank, trust company, or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Where can I find the results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.

Am I entitled to any dissenters’ rights or appraisal rights with respect to the Proposals?

No. Our stockholders are not entitled to dissenters’ rights or appraisal rights under the General Corporation Law of the State of Delaware (the “DGCL”) for the matters being submitted to stockholders at the Annual Meeting, and we will not independently provide stockholders with any such right.

Who can help answer my other questions?

If you have more questions about the Proposals or voting, you should contact the Corporate Secretary, OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638.

Proposal No. 1: The Election of Directors Proposal

Our board of directors has nominated Paul A. Romness, MPH, John Ciccio, Avril McKean Dieser, Karim Galzahr, Olivier R. Jarry and Theodore F. Search, Pharm.D. for election as directors of the Company. If elected to our board of directors, each nominee will hold office until our Annual Meeting of Stockholders to be held in 2026 and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal. Each nominee is presently a director of the Company.

Each of Messrs. Romness, Ciccio, Galzahr, Jarry and Search and Ms. McKean Dieser has consented to being named as a nominee and, if elected, to serve as a director. Our Nominating and Corporate Governance Committee and our board of directors believe that each of these nominees possesses the attributes we seek in directors generally, as well as the individual experiences, qualifications and skills included in their individual biographies below.

If any nominee is unable to serve, which our board of directors has no reason to expect, the persons named in the proxy intend to vote for the balance of those nominees named above and, if they deem it advisable, for a substitute nominee.

Nominees for Election

The following table identifies our director nominees and sets forth their ages as of August 15, 2025. Additional biographical description of the nominee, including length of service, is set forth in the text below the table. The description includes primary individual experience, qualifications and skills of our nominee that led to the conclusion that such nominee should serve as a member of our board of directors at this time.

Name of Director Nominee	Age	Position
Paul A. Romness, MPH	59	Founder, Chairman, President and Chief Executive Officer
John Ciccio	45	Director
Avril McKean Dieser	52	Director
Karim Galzahr	52	Director
Olivier R. Jarry	64	Director
Theodore F. Search, Pharm.D.	44	Director

Paul A. Romness, MPH has served as our President, Chief Executive Officer and a member of our board of directors since he founded our company in April 2018. He has served as Chairman of our board of directors since October 2024. Through his research, Mr. Romness has grown OS Therapies into a clinical research and development biotechnology company with two platform technologies, including the initial OST-HER2 Listeria monocytogenes, as well as OST-tADC, a next generation tunable drug conjugate delivery system. Prior to founding our company, Mr. Romness served as a Principal for PR Strategies from 2014 to March 2018. Prior to PR Strategies, Mr. Romness served as the Vice President of Government Affairs and Public Policy at Boehringer Ingelheim from 2008 to 2014, and the Director of State Government Affairs at Amgen Inc. from March 2005 to March 2008. Earlier in his career, Mr. Romness served in several roles at Johnson & Johnson from March 1990 to March 2003. Mr. Romness holds a Masters of Public Health from the Milken Institute School of Public Health of George Washington University and a B.S. degree in Finance from American University. As our founder, Chairman, President and Chief Executive Officer, Mr. Romness leads our company. His more than 25 years of experience in the biopharmaceutical industry, day-to-day operational leadership of our company and in-depth knowledge of our product candidates and platform technologies make him well qualified as a member of our Board.

John Ciccio has served as a member of our Board since December 2020. Mr. Ciccio has served as the Chief Operating Officer — Technology & Data Solutions of Syneos Health, Inc. (Nasdaq: SYNH), a leading fully integrated biopharmaceutical solutions organization built to accelerate customer success, since July 2022. Prior to joining Syneos Health, Mr. Ciccio served as the President and Chief Executive Officer of Adheris Health from 2019 to July 2022 and the President and a member of the board of managers of Skipta LLC from 2014 to 2018, where he played a critical role in Skipta’s sale to Informa PLLC. Mr. Ciccio has also served as a member of the board of directors of Full Code Medical Simulation since March 2022. In 2018, Mr. Ciccio was awarded the PharmaVOICE 100 — Commanders & Chiefs and the PM360 ELITE 100 as a Transformational Leader. Mr. Ciccio holds a B.A. degree in Government from Harvard University. Mr. Ciccio is well qualified to serve as a director of our company due to his substantial knowledge and years of working experience in the biotechnology and pharmaceutical industry and with growth-stage companies.

Avril McKean Dieser joined our board of directors on October 28, 2024. She is currently the Vice President, Head of Legal Patient Evidence of UCB, Inc., a subsidiary of UCB, S.A., a global biopharmaceutical company focused on the discovery and development of innovative medicines and solutions to transform the lives of people living with severe diseases of the immune system or the central nervous system, since August 2016, and previously from April 2008 to April 2013. At UCB, she leads a team of attorneys supporting UCB’s global assets, global payer functions, and regulatory, medical and patient communities, including clinical development. Ms. McKean Dieser was formerly a member of the AbbVie Inc. legal team providing global product support for the immunology and oncology franchises and was the government pricing lawyer for all pharmaceutical and combination products from May 2013 to July 2016. Prior to joining the pharmaceutical industry, Ms. McKean Dieser practiced corporate law in Atlanta, Georgia at two nationally recognized law firms. She earned her J.D. degree from The Catholic University Columbus School of Law and is admitted to practice law in the states of Georgia and Illinois. Prior to receiving her law degree, Ms. McKean Dieser received an M.A. in Public Administration from the University of Maryland, European Division and a B.A. degree in English Literature from Duquesne University. Ms. McKean Dieser lost her son, Edward, to Osteosarcoma in January 2024 at the age of 21. Ms. McKean Dieser is well qualified to serve as a director of our company due to her substantial knowledge of the pharmaceutical regulatory and commercialization environment and more than 21 years of working experience in corporate controls and governance.

Karim Galzahr joined our board of directors on January 28, 2025 in accordance with the terms of the Purchase Agreement. He is currently a managing partner at OKG Capital, an early stage medtech and life science investor, which he founded in 2022, and the Chief Executive Officer of OKG Services SA, a life science and medtech management company. Mr. Galzahr has served on the board of directors of various privately held companies in the medical diagnostics, medtech, life science, and healthcare technology sectors since 2022. Notably, he has served as a director of NeoTX Holdings, Inc., a privately held clinical stage immune oncology drug discovery company developing innovative therapies for the treatment of solid cold tumors, since November 2024, 52 North Health Ltd., a privately held company focused on remote monitoring and home diagnostics solutions for acute oncology and other serious diseases including neutropenic sepsis, since October 2024, iQure Pharma Inc., a privately held global biotech company focused on the development of new therapeutics for neurodegenerative diseases, since March 2023, and Deeplook Medical, Inc., a privately held breast cancer detection and diagnostic imaging software provider, since January 2023. Mr. Galzahr also serves as an Investment Manager of Edo Investments Limited, a privately held public and private investment management company, and Investment Advisor of MJ Assets Limited, a private wealth investor focusing on disruptive technologies that have significant positive social impact, positions he has held since 2021. Mr. Galzahr received a B.A. degree in Philosophy, Politics and Economics from the University of Oxford. Mr. Galzahr brings over 30 years of experience in all aspects of finance including M&A, asset management, corporate development and strategic advisory work across the technology sector and medical technology sectors, making him highly qualified to be a director of our company.

Olivier R. Jarry joined our board of directors on October 28, 2024. He is currently the Co-founder and Chief Executive Officer of Libera Bio S.L., a private Spanish biopharmaceutical company devoted to the development of a new class of precision therapeutics to address intracellular cancer targets, since April 2018. He also serves as the Chief Operating Officer of Advantage Therapeutics Inc., an investigational-stage company focused on the diseases of aging, since May 2023 and as Chief Financial Officer of Rational Vaccines, Inc., an investigational-stage infectious disease company focused on combating herpes simplex virus 1 (HSV-1) and herpes simplex virus 2 (HSV-2) infections, since August 2021. Mr. Jarry served as an advisor to DarioHealth Corp. (Nasdaq: DRIO) from November 2016 to September 2017, and then as its President and Chief Commercial Officer until January 2020. Between 2015 and 2016, he served as Senior Vice President of the Consumer Sector and Officer at Intrexon Corp. (NYSE: XON), a biotechnology company focused on engineering biological systems to enable DNA-based control over the function and output of living cells. Prior to Intrexon, from 2011 to 2012, Mr. Jarry served as the Head of Strategy, Operations and Market Access, focusing on Emerging Markets, for Bristol-Myers Squibb (NYSE: BMY), where he oversaw the product launch and growth of innovative medicines relating to oncology, virology, rheumatology, cardiovascular and diabetes. Prior to that, between 2009 and 2010, Mr. Jarry served as the Global Business Unit Head of Bayer Diabetes Care, a division of Bayer HealthCare Pharmaceuticals LLC. Prior to his time at Bayer HealthCare, from 2001 to 2009, Mr. Jarry served in several leadership roles at Novartis International AG (NYSE: NVS), including working as Global Division Head of Strategy, Business Development & Licensing at Novartis Headquarters in Switzerland, Senior Vice President and Region Head for Latin America and for Asia-Pacific for Novartis’ Consumer Health Division, Head of India Rural Business and Head of Western/Eastern Europe, Russia, CIS — Vaccines division. Mr. Jarry holds a M.Sc. degree from Ecole Centrale de Paris, a MEng. degree from Délégation Générale pour l’Armement, and a Trium

Executive MBA degree jointly awarded by NYU Stern School of Business, London School of Economics and Political Science and Hautes Études Commerciales Paris. Mr. Jarry’s more than 40 years of building fast-growing companies in neuroimmunology, oncology, cell & gene therapy, synthetic biology and digital therapeutics makes him well qualified as a member of the Board.

Theodore F. Search, Pharm.D. has served as a member of our Board since December 2020. Dr. Search is the Founder of Skipta, an Informa Pharma Intelligence Company, and served as the Chief Executive Officer and Chairman of Skipta from 2009 to 2017, when Skipta was sold to Informa Health. Since the completion of the sale in 2017, Dr. Search has served as the Chief Executive Officer — RWD Intelligence of Norstella, a provider of pharmaceutical consultancy services and solutions. Dr. Search has been invited to speak at various conferences around the globe and was named among the Top 100 Most Inspiring People in the Life Sciences Industry in 2015 and among the Top 100 Elite Entrepreneurs in the pharmaceutical and healthcare industry in 2016. Dr. Search holds a Doctor of Pharmacy degree from the University of Pittsburgh and is a board licensed Pharmacist in the Commonwealth of Pennsylvania. Dr. Search provides decades of experience in leading and managing technology and product development operations in the pharmaceutical industry and with early-stage companies, making him well qualified to be a member of our Board.

Vote Required and Board of Directors’ Recommendation

To be elected, the directors nominated must receive the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote on the Election of Directors Proposal. If no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes “FOR” the election of all director nominees set forth in this Proxy Statement. In accordance with Delaware law, stockholders entitled to vote for the Election of Directors Proposal may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Election of Directors Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

Proposal No. 2: The Issuance Proposal

Description of the Issuance Proposal

We are seeking stockholder approval, in accordance with NYSE American LLC Company Guide Section 713(a), to enable us to issue 441,041 shares our common stock to Ayala Pharmaceuticals, Inc., a Delaware corporation formerly known as Advaxis, Inc. (“Ayala”), in connection with the HER2 Asset Purchase (as defined below), as such issuance equals or exceeds 20% of our outstanding common stock as of April 9, 2025. As of [•], 2025, we had outstanding [•] shares of common stock.

The HER2 Asset Purchase

On April 9, 2025, pursuant to the terms of an Asset Purchase Agreement, dated as of January 28, 2025 (the “Purchase Agreement”), between us and Ayala, we completed the acquisition of the Lm-based immune-oncology programs and related intellectual property assets from Ayala (the “HER2 Asset Purchase”). In consideration for the HER2 Asset Purchase, we agreed to assume certain specified liabilities and to pay an aggregate purchase price of $8,000,000, which was paid as follows:

(i)     $400,000 to Ayala ($150,000 of which was transferred upon signing of the Purchase Agreement and the remainder on the closing date);

(ii)    $100,000 to a third party on behalf of Ayala on the closing date; and

(iii)   $7,500,000 worth of shares of our common stock, or 4,774,637 shares based on the volume-weighted average price of our common stock over the 30 trading days immediately preceding the closing date (the “Consideration Shares”).

Because the issuance of the Consideration Shares would have required us to issue more than 19.99% of our outstanding common stock immediately prior to such issuance, we issued to Ayala (i) 2,164,215 shares of our common stock, and (ii) a warrant to purchase 2,166,381 shares of our common stock (the “Warrant” and the shares of common stock issuable thereunder, the “Warrant Shares”). We agreed to issue to Ayala the remaining 444,041 shares of common stock (the “Additional Consideration Shares”) once we obtain stockholder approval in accordance with NYSE American LLC Company Guide Section 713(a), except that, if at that time, the number of shares of common stock beneficially owned by Ayala would exceed 9.99% of the number of shares of our common stock then outstanding, Ayala has the right to require us to issue, in lieu of such shares, a warrant to purchase 444,041 on substantially the same terms of the Warrant.

The Warrant is exercisable upon issuance at an exercise price per share of $0.001 (as adjusted from time to time in accordance with the terms thereof) and will expire three years from the date of issuance. The Warrant may not be exercised to the extent that the holder, together with its affiliates, would beneficially own more than 9.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise. The holder may increase or decrease this percentage, but not in excess of 19.99%, unless and until we obtain stockholder approval as required by NYSE American LLC Company Guide Section 713(a).

In connection with the issuance of the Consideration Shares (including the Warrant Shares and the Additional Consideration Shares), we entered into a registration rights agreement with Ayala, requiring us to file one or more registration statements, as necessary, to register under the Securities Act of 1933, as amended, the resale of such shares no later than 75 days after the closing of the transaction.

Ayala entered into a lock-up agreement, pursuant to which, and subject to the terms and conditions set forth therein, Ayala agreed not to trade or transfer, subject to certain customary exceptions, any of the Consideration Shares (including the Warrant Shares) for a period of 180 days following the closing of the transaction.

NYSE American LLC Company Guide

Section 713(a) of the NYSE American LLC Company Guide requires stockholder approval in connection with any transaction, other than a public offering, involving the sale, issuance, or potential issuance, of common stock or securities convertible into common stock, equal to 20% or more of presently outstanding stock for less than the greater of book or market value (whichever is greater). Stockholder approval of the Issuance Proposal will constitute stockholder approval for purposes of Section 713(a) of the NYSE American LLC Company Guide.

Related Parties

In November 2020, we entered into an amended and restated development, license and supply agreement with Advaxis, Inc. (now Ayala Pharmaceuticals, Inc.) (“Advaxis”), pursuant to which Advaxis granted a license to us that allowed us to utilize Advaxis’ ADXS-HER2 construct patents to develop and commercialize ADXS-HER2, our lead product candidate (OST-HER2). In connection with the HER2 Asset Purchase, such license and supply agreement terminated, and we agreed to a change in milestone payments and royalty consideration owed as it relates to our OST-HER2 program as follows:

1.      Elimination of $3,500,000 payment owed to Ayala upon the first filing of a Biologics License Application approval for OST-HER2 with the U.S. Food and Drug Administration.

2.      Elimination of a total of $16,500,000 in OST-HER2 related sales milestone payments owed to Ayala made up of the following payments:

•        $1,500,000 owed upon reaching cumulative sales of $20,000,000;

•        $5,000,000 owed upon reaching cumulative sales of $50,000,000; and

•        $10,000,000 owed upon reaching cumulative sales of $100,000,000.

3.      The reduction in total royalty consideration owed on OST-HER2 related sales from 10% of net sales owed to Ayala to 1.5% of net sales owed under a license agreement with the Trustees of the University of Pennsylvania. The royalty consideration of 1.5% of net sales owed to University of Pennsylvania going forward will apply to sales related to:

•        OST-HER2 related sales;

•        ADXS-503 related sales;

•        ADXS-504 related sales; and

•        Sales related to any new immunotherapy drug candidates created from the Lm platform during the term of such license.

Other than the transactions described above and the HER2 Asset Purchase, Ayala has not had any material relationship with us within the past three years.

Effect of Vote in Favor of the Issuance Proposal

Upon stockholder approval of the Issuance Proposal, we will subsequently issue to Ayala the Additional Consideration Shares, except that, if at that time, the number of shares of common stock beneficially owned by Ayala would exceed 9.99% of the number of shares of our common stock then outstanding, Ayala has the right to require us to issue, in lieu of such shares, a warrant to purchase 444,041 on substantially the same terms of the Warrant.

A vote in favor of the Issuance Proposal is a vote in favor of approving, for purpose of the rules of NYSE American, the issuance of 441,041 shares of our common stock, in excess of 20% our common stock outstanding as of April 9, 2025.

Approval of the Issuance Proposal will not affect the rights or privileges of current holders of outstanding shares of our common stock but such issuance will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

Effect of Not Obtaining Required Vote for Approval of the Issuance Proposal

If the Issuance Proposal is not approved by our stockholders, we intend to call a meeting from time to time seeking stockholder approval for the Issuance Proposal until such stockholder approval is obtained.

Vote Required and Board of Directors’ Recommendation

Approval of the Issuance Proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes, if any, will have no effect on the outcome on the Issuance Proposal. In accordance with applicable rules of the NYSE American, holders of the shares of our common stock issued in the HER2 Asset Purchase are not entitled to vote such shares on the Issuance Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE PROPOSAL.

Proposal No. 3: The Charter Amendment Proposal

Our stockholders are being asked at the Annual Meeting to consider and vote upon a proposal to approve an amendment (the “charter amendment”) to our third amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000 shares. If adopted by our stockholders, the charter amendment would become effective upon filing of an appropriate certificate of amendment with the Secretary of State of the State of Delaware. The proposed charter amendment would replace Section 4.1 of ARTICLE IV of our third amended and restated certificate of incorporation, as amended, in its entirety with the following language:

“Section 4.1 Authorized Capital Stock. The aggregate number of shares of all classes of capital stock that the Corporation is authorized to issue is One Hundred Fifty-Five Million (155,000,000) shares, consisting of (i) One Hundred Fifty Million (150,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) Five Million (5,000,000) shares of preferred stock, par value of $0.001 per share (the “Preferred Stock”).”

As of [•], 2025, we had 50,000,000 authorized shares of common stock, with [•] shares of common stock outstanding, [•] shares of common stock underlying stock options, [•] shares of common stock issuable upon conversion of outstanding Series A preferred stock and [•] shares of common stock issuable upon exercise of outstanding warrants.

Our board of directors believes that the increased number of authorized shares of common stock contemplated by the charter amendment is important to our company in order for additional shares to be available for issuance from time to time, without further action or authorization by our stockholders (except as required by applicable law or Nasdaq rules), for such corporate purposes as may be determined by our board (which may include, without limitation, potential acquisitions or financing transactions). The additional 50,000,000 shares authorized would be a part of the existing class of common stock and, if issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding.

We have no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock that will result from our adoption of the charter amendment. While adoption of the charter amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders, any future issuance of additional authorized shares of common stock may, among other things, dilute the earnings per share of our common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of common stock may make it more difficult to, or discourage an attempt to, obtain control of our company by means of a takeover bid that our board determines is not in the best interest of our company and stockholders. However, our board of directors does not intend or view the proposed increase in the number of authorized shares of common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of our company.

Vote Required and Board of Directors’ Recommendation

Approval of the Charter Amendment Proposal requires the affirmative vote of a majority in voting power of stock entitled to vote, voting together as a single class. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

The full text of the charter amendment is included as Annex A hereto.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

Proposal No. 4: The Plan Amendment Proposal

Our board of directors has adopted, and is seeking stockholder approval of, an amendment (the “Plan Amendment”) to the OS Therapies Incorporated 2023 Incentive Compensation Plan, as amended (the “Plan”), primarily to (i) increase the number of shares of common stock that are available for issuance thereunder by 6,000,000 shares, all of which would be available for issuance as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code, as amended (the “Code”), and (ii) increase the maximum number of shares of common stock granted to any one individual under the Plan that is intended to qualify as “performance-based compensation”. The Plan was initially adopted by our board of directors and stockholders in connection with our initial public offering and provided for the reservation of 2,000,000 shares of our common stock for issuance thereunder. The Plan was subsequently amended, with the approval of our board of directors and stockholders, to increase the number of shares reserved for issuance under the Plan from 2,000,000 to 4,000,000.

As of [•], 2025, [•] shares of common stock remained available for issuance pursuant to future grants or awards under the Plan. Our board of directors believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable us to attract, motivate, retain and reward executives and other employees, officers, directors, consultants and other persons who provide services to us through the use of competitive incentives that are tied to stockholder value. Our board of directors has determined that it is in the best interest of the stockholders to adopt and seek stockholder approval of the Plan Amendment. If stockholders do not approve the Plan Amendment, the Plan will remain in place in accordance with its current terms.

Summary of the Plan

The following is a summary of the material terms of the Plan, as amended by the Plan Amendment. This summary is not complete and is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Annex B, and the Plan, as amended by the Plan Amendment, attached to this Proxy Statement as Annex C.

Purpose.    The Plan allows us to provide executives and other employees, officers, directors, consultants and other persons who provide services to us, who are selected to receive awards under the Plan, with the opportunity to acquire an equity interest in our company. Our board of directors believes that equity incentives are a significant factor in attracting, motivating, retaining and rewarding eligible persons whose present and potential contributions are important to our company.

Administration.    The Plan is to be administered by the Compensation Committee; provided, however, that except as otherwise expressly provided in the Plan, our board of directors may exercise any power or authority granted to the Compensation Committee under the Plan, in which case the Plan shall be administered by only those directors who are independent directors. Subject to the terms of the Plan, the Compensation Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the Plan, construe and interpret the Plan and award agreements, and correct defects, supply omissions or reconcile inconsistencies in them, and make all other decisions and determinations as the committee may deem necessary or advisable for the administration of the Plan.

Shares Available for Awards.    The total number of shares of common stock that may be subject to the granting of awards under the Plan at any time during the term of the Plan will be equal to 10,000,000 shares. This limit will be increased by the number of shares with respect to which awards previously granted under the Plan that are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares, and the number of shares that are tendered (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements.

New Plan Benefits.    We cannot currently determine the awards that may be granted under the Plan in the future to the executive officers named in this Proxy Statement, other officers, non-employee directors or other persons. The committee will make such determinations from time to time.

Termination of the Plan.    The Plan terminates at the earliest of (a) such time as no shares remain available for issuance under the Plan, (b) termination of the Plan by our board of directors, or (c) April 14, 2033. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

Eligible Persons.    The persons eligible to receive awards under the Plan are the officers, directors, employees, consultants and other persons who provide services to us. An employee on leave of absence may be considered as still in the employ of our company for purposes of eligibility for participation in the Plan.

Per-Person Award Limitations.    Subject to adjustment as provided under the Plan, in any fiscal year of our company during any part of which the Plan is in effect, no participant may be granted (i) options or stock appreciation rights with respect to more than 1,000,000 shares or (ii) restricted stock, deferred stock, performance shares and/or other stock-based awards with respect to more than 1,000,000 shares. In addition, the maximum dollar value payable to any one participant with respect to performance units is (x) $1,500,000 with respect to any 12-month performance period, and (y) with respect to any performance period that is more than 12 months, $1,500,000 multiplied by the number of full years in the performance period.

Types of Awards

The Plan provides for the issuance of stock options, stock appreciation rights, or SARs, restricted stock, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards. Performance awards may be based on the achievement of specified business or personal criteria or goals, as determined by the committee.

Stock Options and Stock Appreciation Rights.    The committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the committee, but in the case of an ISO must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the Plan, the term “fair market value” means the fair market value of common stock, awards or other property as determined by the committee or under procedures established by the committee. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years.

As of [•], 2025, the fair market value of a share of our common stock was $[•].

Restricted and Deferred Stock.    The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the committee. A participant granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the committee. An award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.    The committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations.    The committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of our obligations to pay cash under the Plan or other plans or compensatory arrangements, subject to such terms as the committee may specify.

Other Stock-Based Awards.    The committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The committee has the sole discretion to determine the terms and conditions of such awards.

Performance Awards.    The committee is authorized to grant performance awards to participants on terms and conditions established by the committee. Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the committee.

Term of Awards.    The term of each award will be for such period as may be determined by the committee; provided that in no event will the term of any option or stock appreciation right exceed a period of ten years (or in the case of an ISO such shorter term as may be required under Section 422 of the Code).

Other Terms of Awards.    Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the committee. The committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of our obligations under the Plan.

Awards under the Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may, however, grant awards in exchange for other awards under the Plan, awards under other company plans or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control.    The committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement or otherwise determined by the committee, vesting will occur automatically in the case of a “change in control” of our company, as defined in the Plan (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control). In addition, the committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

Amendment.    The board of directors may amend, alter, suspend, discontinue or terminate the Plan or the committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the Plan which might increase the cost of the Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

It is intended that any amounts payable under the Plan will either be exempt from Section 409A of the Code or will comply with Section 409A (including Treasury regulations and other published guidance related thereto) so as not to subject an employee to payment of any other additional tax, penalty or interest imposed under Section 409A of the Code.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2024 with respect to our common stock that may be issued under our incentive compensation plans and other option grants.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders	—	$—	—
Equity Compensation Plans Not Approved by Security Holders	2,870,000	1.86	1,130,000
Total	2,870,000	$1.86	1,130,000

Vote Required and Board of Directors’ Recommendation

Approval of the Plan Amendment Proposal requires the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Plan Amendment Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT PROPOSAL.

Proposal No. 5: The RIGHTS AGREEMENT RESOLUTION Proposal

Our board of directors has proposed that stockholders adopt a resolution approving a shareholder rights agreement (the “Rights Agreement”) and authorizing our board of directors to adopt and implement the Rights Agreement at such time, if any, as our board of directors determines to be appropriate and in the best interests of our company. The resolution also authorizes our board of directors to determine the purchase price of the rights under the Rights Agreement, select the rights agent under the Rights Agreement, and make such changes to the terms of the Rights agreement as our board of directors deems appropriate and in the best interests of our company.

The purpose of the resolution is to provide our board of directors with the ability to implement the Rights Agreement promptly, without the delay associated with seeking further stockholder approval, if and when our board of directors deems appropriate and in the best interests of our company. Our board of directors believes that the potential for delay in a situation where the Rights Agreement may be necessary would leave our company highly exposed to potential takeover threats.

If implemented by the board of directors, the Rights Agreement is intended to provide our board of directors and stockholders the opportunity to maximize value and secure fair treatment in the event a person (which as used in this summary, would also include affiliates or associates of such person, or a group or persons acting in concert) seeks control of our company. The Rights Agreement is not intended to prevent any change of control of our company that may be in the best interests of stockholders. Our board of directors is not seeking stockholder approval to implement the Rights Agreement in response to, or in anticipation of, any known or anticipated takeover bid or other proposal to acquire control of our company. Our board of directors would implement the Rights Agreement only in accordance with its fiduciary duties to our company.

Purpose of the Rights Agreement Resolution

As described above, the purpose of resolution is to provide our board of directors with the ability to implement the Rights Agreement promptly, without the delay associated with seeking further stockholder approval, if and when our board of directors deems appropriate and in the best interests of our company, allowing us to move quickly in the event of a takeover threat.

If implemented by our board of directors, the Rights Agreement is intended to deter any person from acquiring more than 15% of our outstanding common stock (or, if a person already holds more than 15% of our outstanding common stock at the time the Rights Agreement is implemented, from acquiring additional shares) without the approval of our board of directors. The Rights Agreement would be intended to provide adequate time for our board of directors and stockholders to assess an unsolicited takeover bid for our company, provide our board of directors with sufficient time to explore and develop alternatives for maximizing stockholder value if a takeover bid is made, and provide all stockholders with an equal opportunity to participate in a takeover bid. The Rights Agreement would also be intended to prevent the potential adverse impact to stockholders of an accumulation of a significant, potentially controlling, interest in our company exceeding 15% of our outstanding common stock (or prevent the acquisition of additional shares of our common stock by a person whose interest in the Company exceeds 15% of our outstanding common stock at the time the Rights Agreement is implemented) through a creeping bid, private agreement or other transaction that would consolidate control in our company without offering a control premium to other stockholders.

If implemented by our board of directors, the Rights Agreement would encourage a potential acquirer considering a takeover bid to engage in discussions with our board of directors. Assuming the Rights Agreement is implemented, if our board of directors does not waive the application of the Rights Agreement after a person acquires more than 15% of our outstanding common stock or announces its intent to do so (or, if a person already holds more than 15% of our outstanding common stock at the time the Rights Agreement is implemented, after they acquire or announce their intent to acquire additional shares), the Rights Agreement would generally permit holders of our common stock, other than the acquirer(s) or potential acquirers, to effectively purchase common stock at a substantial discount to the market price, as determined by our board of directors, thus exposing the potential acquirer to a significant dilution of their holdings.

Stockholder approval of the Rights Agreement would not relieve our board of directors of its fiduciary duty to consider in good faith any proposal to acquire our company. Directors are subject to these same fiduciary standards in relation to each board action undertaken with respect to a rights agreement, including any future decision to implement a plan.

If implemented by our board of directors, the Rights Agreement would not interfere with the day-to-day operations of our company. The issuance of rights pursuant to the Rights Agreement in the future if the board of directors implements the Rights Agreement will not in any way alter the financial condition of our company, impede our business plans, or alter our financial statements. In addition, if implemented by our board, the Rights Agreement would not necessarily be dilutive. However, the rights may cause substantial dilution to a person or group that acquires beneficial ownership of 15% or more of the outstanding common stock (which includes for this purpose, stock referenced in derivative transactions and securities).

Summary of the Rights Agreement

The description above and below of the resolution and the principal terms and conditions of the Rights Agreement is a summary only, is not comprehensive, and is qualified in its entirety by reference to the full text of the resolution, which is attached to this Proxy Statement as Annex D, and the form of Rights Agreement to be entered into by the Company and the person or entity our board of directors designates as rights agent (the “Rights Agent”), which is attached to this Proxy Statement as Annex E.

The Rights Agreement is not being implemented by our board of directors at this time. Unless and until our board of directors determines in the future that implementation of the Rights Agreement to be appropriate and in the best interests of our company, the Rights Agreement will have no effect.

The summary of the Rights Agreement below assumes that our board of directors has implemented the Rights Agreement. It does not represent the current rights of our stockholders, or the rights of our stockholders if the resolution is approved, unless and until our board of directors determines it is in the best interests of our company to implement the Rights Agreement and takes action to do so.

If the Rights Agreement is adopted and implemented by our board of directors, our board would declare a dividend to the holders of our common stock (“Common Shares”) outstanding at the close of business on the date designated by the board of directors as the record date (the “Record Date”) of one preferred share purchase right (a “Right”) for each share of common stock. Each Right will be payable on the Record Date and will initially entitle the registered holder to purchase from us one one-thousandth of a share of Series A-1 Junior Participating Preferred Stock, par value $0.001 per share, of our company (the “Preferred Shares”) at a price per one one-thousandth of a Preferred Share to be determined by our board of directors at the time of implementing the Rights Agreement (the “Purchase Price”), subject to adjustment.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Share certificates outstanding as of the Record Date, and will be evidenced by such shares being registered in the name of the holder thereof together with the Summary of Rights, and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. The Rights Agreement provides that, until the Distribution Date (as defined below), or earlier expiration or redemption of the Rights, (i) the Rights will be transferred with and only with the Common Shares, (ii) new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a legend incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such legend or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

The Rights would separate and begin trading separately from the Common Shares, and Right Certificates will be caused to evidence the rights on the earlier to occur of (i) the close of business on the 10th business day after a public announcement that a person or group of affiliated or associated persons (with certain exceptions noted below, an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding Common Shares and (ii) the close of business on the 10th business day after the commencement by any person of, or of the first public announcement of the intention of any person to commence, a tender or exchange offer the consummation of which would result in such person becoming the beneficial owner of 15% or more of the outstanding shares of Common Shares (the earlier of such dates being called the “Distribution Date”). As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the “Rights Certificates”) will be mailed to holders of record of Common Shares as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

“Acquiring Person” shall not include (i) any person who became an “Acquiring Person” as a result of the events described in (i) through (v) of Section 1 of the Rights Agreement, (ii) any Excluded Persons or Grandfathered Persons, each as defined under the Rights Agreement and (iii) any Exempt Persons (as defined below).

The Rights are not exercisable until the Distribution Date. The Rights will expire at the earliest of (i) the close of business on a date designated by our board of directors at the time the Rights Agreement is implemented or such later date as may be established by our board prior to the expiration of the Rights as long as the extension is submitted to our stockholders for ratification at the next annual meeting of stockholders succeeding such extension, (ii) the time at which the Rights are redeemed or exchanged by us, (iii) upon the occurrence of certain transactions and (iv) the date of our next annual meeting of stockholders, including any adjournment or postponement, if the stockholders have not approve the Rights Agreement at this Annual Meeting.

Exempt Persons

Our board of directors may determine that a person is exempt from the Rights Agreement (an “Exempt Person”), in accordance with the requirements set forth in Section 25 of the Rights Agreement for so long as such person complies with any limitations or conditions required by the Board in making such determination; provided that such determination is made, and no person shall qualify as an Exempt Person unless such determination is made, prior to such time as any person becomes an Acquiring Person; provided, further, that any person will cease to be an Exempt Person if our board of directors makes a contrary determination with respect to such person.

Flip-In Event

If a person alone or together with its related person, becomes an Acquiring Person (the first occurrence of such event, the “Flip-In Event”), then proper provision shall be made so that promptly following the Redemption Period (as defined below), each holder of a Right shall thereafter have the right to receive, upon exercise thereof and payment of an amount equal to the then current Exercise Price in accordance with the terms of the Rights Agreement, in lieu of a number of one one-thousandths of a Preferred Share, a number of Common Shares equal to the results obtained by (A) multiplying the then current Exercise Price (as defined below) by the number of one one-thousandths of a Preferred Share for which a Right was or would have been exercisable immediately prior to the Flip-In Event, whether or not such Right was then exercisable; and (B) dividing that product (which, following such Flip-In Event, shall be referred to as the “Exercise Price” for each Right and for all purposes of the Rights Agreement except to the extent set forth below) by 50% of the current market price of Common Share on the date of such Flip-In Event; provided, however, that in connection with any exercise effected pursuant to the Flip-In Event, no holder of Rights shall be entitled to receive Common Shares that would result in such holder, together with such holder’s related person, becoming the beneficial owner of more than 15% of the then-outstanding Common Shares. If a holder would, but for the proviso in the immediately preceding sentence, be entitled to receive upon exercise of a Right a number of shares that would otherwise result in such holder, together with such holder’s related person, becoming the beneficial owner of in excess of 15% of the then-outstanding Common Shares (such shares, the “Excess Shares”), then in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to us, such holder will only be entitled to receive an amount in cash or, at our election, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the current market price of a Common Share at the close of business on the trading day following the date of exercise multiplied by the number of Excess Shares that would otherwise have been issuable to such holder.

Flip-Over

Subject to certain exceptions as provided in the Rights Agreement, at any time after a person becomes an Acquiring Person, in the event that, directly or indirectly, (i) we consolidate with, or merge with and into, any other person and we are not the continuing or surviving entity of such consolidation or merger; (ii) any person consolidates with, or merges with or into our company, and we are the continuing or surviving entity of such merger and, in connection with such merger, all or part of the outstanding Common Shares is converted into or exchanged for stock or other securities of any other person (or our company) or cash or any other property; or (iii) we sell or otherwise transfer (or one or more of our subsidiaries sells or otherwise transfers) to any person or persons, in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of our company and its subsidiaries, taken as a whole (any such event described in (i), (ii), or (iii), a “Flip-Over Event”), then, in each such case, proper provision shall be made so that each holder of a Right, upon the expiration of the Redemption Period (as defined below), will have the right to receive, upon the exercise of the Right at the then current Exercise Price in accordance with the terms of the Rights Agreement, and in lieu of a number of one one-thousandth shares of Preferred Share, a number of Common Shares of the Principal Party (as defined in the Rights Agreement), equal to the result obtained by (A) multiplying such then current Exercise Price by the number of one one-thousandths of a share of Preferred Share for which such Right is exercisable immediately prior to the first occurrence of a Flip-Over Event (or, if the Flip-In Event has occurred prior to the first occurrence of a Flip-Over Event, multiplying the number of one one-thousandths of a Preferred Share for which a Right would be exercisable hereunder but for such Flip-In Event by the Exercise Price that would be in effect hereunder but for such Flip-In Event) (following the first occurrence of a Flip-Over Event, references to the “Exercise Price” shall thereafter mean such product for each Right and for all purposes of the Rights Agreement); and (B) dividing that product by 50% of the then current market price of Common Shares of such Principal Party (as defined in the Rights Agreement) on the date of consummation of such Flip-Over Event (or the fair market value on such date of other securities or property of the Principal Party (as defined in the Rights Agreement), as provided for therein).

Exchange

Our board of directors may, at its option, at any time after any person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (other than Rights that have become null and void) for Common Shares at an exchange ratio of one Common Share per each outstanding Right (subject to adjustments).

Redemption

Our board of directors may, within its sole discretion, at any time before the Distribution Date (the “Redemption Period”) authorize us to redeem all, but not less than all, of the then-outstanding Rights at a redemption price of $0.001 per Right (subject to adjustments) (the “Redemption Price”). Any such redemption will be effective immediately upon the action of our board of directors authorizing the same, unless such action of our board expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified event. Immediately upon the action of our board ordering the redemption of the Rights or such later time as our board may established for the effectiveness of such redemption, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held.

Amendment

The terms of the Rights Agreement may be amended by our board of directors without the consent of the holders of the Rights, provided that from and after any person becomes an Acquiring Person, no such amendment may (i) adversely affect the interests of the holders of Rights (other than Rights that have become null and void), (ii) cause the Rights again to become redeemable or (z) cause the Rights Agreement to be amended other than as provided in Section 28 of the Rights Agreement.

Adjustment

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Shares payable in shares of Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Shares

The value of the one one-thousandth of a Preferred Share purchasable upon exercise of each Right is intended to approximate the value of one Common Share. Each share Preferred Shares will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Shares. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a minimum preferential payment of the greater of (i) $1.00 per share (plus any accrued but unpaid dividends), and (ii) an amount equal to 1,000 times the payment made per share of Common Shares. Each share of Preferred Shares will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which outstanding shares of Common Shares are converted or exchanged, each share of Preferred Shares will be entitled to receive 1,000 times the amount received per share of Common Shares. These rights are protected by customary anti-dilution provisions.

Rights of Holders

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of our company, including, without limitation, the right to vote or to receive dividends.

Certain Anti-Takeover Effects

The Rights will not prevent a takeover of our company. However, the Rights may cause substantial dilution to a person or group that acquires 15% or more of the outstanding Common Shares. The Rights, however, should not interfere with any merger or other business combination approved by our board of directors.

Vote Required and Board of Directors’ Recommendation

Approval of the Rights Agreement Resolution Proposal requires the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Rights Agreement Resolution Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RIGHTS AGREEMENT RESOLUTION PROPOSAL.

Proposal No. 6: The Auditor Ratification Proposal

The Audit Committee has appointed the firm of MaloneBailey, LLP (“MaloneBailey”) as our independent registered public accounting firm to audit our financial statements for the current fiscal year, subject to the ratification of such appointment by our stockholders. Representatives of MaloneBailey are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of MaloneBailey as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of MaloneBailey to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain such firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

Fees and Services of Independent Registered Certified Public Accounting Firm

We incurred the following fees from MaloneBailey for the audit of our consolidated financial statements and for other services provided during the years ended December 31, 2024 and December 31, 2023.

	2024	2023
Audit Fees(1)	$255,000	$130,000
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$255,000	$130,000

____________

(1)      “Audit Fees” consist of fees for professional services provided primarily in connection with the annual audit of our financial statements, quarterly reviews and services associated with SEC registration statements and other documents issued in connection with our initial public offering, including comfort letters and consents.

All of the services described above were pre-approved by our Audit Committee. The Audit Committee concluded that the provision of these services by MaloneBailey would not affect their independence.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent registered public accounting firm. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences. None of the fees for services described above under the captions “Tax Fees” or “All Other Fees” approved by the Audit Committee were approved pursuant to the exception provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Vote Required and Board of Directors’ Recommendation

Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of shares of stock present in person or represented by proxy and entitled to vote. Abstentions, if any, will have the same effect as a vote “AGAINST” the Auditor Ratification Proposal. We do not expect any broker non-votes on the Auditor Ratification Proposal because such proposal is considered a routine matter. If the appointment is not ratified, the matter will be referred to the Audit Committee for further review.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

Corporate Governance

Composition of Our Board of Directors

Our board consists of six members, each of whom are members pursuant to the board composition provisions of our certificate of incorporation. There are no contractual obligations regarding the election of our directors. Our Nominating and Corporate Governance Committee and our board may therefore consider a broad range of factors relating to the qualifications and background of nominees.

Our Nominating and Corporate Governance Committee’s and our board’s priority in selecting board members is identification of persons who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, professional and personal experiences, and expertise relevant to our growth strategy. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal. Our third amended and restated certificate of incorporation and our amended and restated also provide that our directors may be removed with or without cause by the affirmative vote of the holders of at least two-thirds of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Director Independence

Our board of directors has determined that all members of the board of directors, except Paul A. Romness, are independent directors, including for purposes of the rules of the NYSE American and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our outstanding common stock. We believe that the composition and functioning of our board of directors and each of our committees will comply with all applicable requirements of the NYSE American exchange and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers. Mr. Romness is not an independent director under these rules because he is the current President and Chief Executive Officer of our company.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, Paul A. Romness serves as both the Chairman and the Chief Executive Officer of our company. In his role as Chief Executive Officer, Mr. Romness is responsible for recommending strategic decisions and capital allocation to the board of directors and to ensure the execution of the recommended plans. As our Chairman, Mr. Romness is also responsible for leading our board in its fundamental role of providing advice to and independent oversight of management. Our board of directors believes that this is currently the appropriate leadership structure given the size and activities of the company.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including the four risks more fully discussed in the section entitled “Risk Factors” appearing in the Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees of Our Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operate pursuant to a charter that was adopted by our board of directors. The board of directors may also establish other committees from time to time to assist the Company and the board of directors. The composition and functioning of all of our committees will comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE American and SEC rules and regulations, if applicable. Each committee’s charter is available on our website at www.ostherapies.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be part of this proxy statement.

Audit Committee.    John Ciccio (chair), Avril McKean Dieser and Theodore F. Search, Pharm.D. serve on our Audit Committee. Our board has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined by the rules of the SEC and NYSE American, and that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our board of directors has designated Mr. Ciccio as an “Audit Committee financial expert,” as defined under the applicable rules of the SEC. During 2024, the Audit Committee held two meetings.

The Audit Committee’s responsibilities include:

•        appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•        pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•        reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•        reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•        coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•        establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•        recommending, based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements will be included in our annual report on Form 10-K;

•        monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•        preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;

•        reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•        reviewing quarterly earnings releases.

Compensation Committee.    Theodore F. Search, Pharm.D. (chair), Olivier R. Jarry and John Ciccio serve on our Compensation Committee. Our board has determined that each member of the Compensation Committee is “independent” as defined in the applicable NYSE rules. During 2024, the Compensation Committee held two meetings.

The Compensation Committee’s responsibilities include:

•        reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other Section 16 officers;

•        evaluating the performance of our Chief Executive Officer and other Section 16 officers in light of such corporate goals and objectives and based on such evaluation, recommending to the board of directors the compensation of our Chief Executive Officer and other Section 16 officers;

•        reviewing and approving the compensation of our other officers;

•        reviewing and establishing our overall management compensation, philosophy and policy;

•        overseeing and administering our compensation and similar plans;

•        reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable NYSE rules;

•        retaining and approving the compensation of any compensation advisors;

•        reviewing and recommending to the board of directors the policies and procedures for the grant of equity-based awards;

•        reviewing and recommending to the board of directors the compensation of our directors; and

•        preparing the Compensation Committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

Nominating and Corporate Governance Committee.    John Ciccio, Olivier R. Jarry and Theodore F. Search, Pharm.D. serve on our Nominating and Corporate Governance Committee. Our board of directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in the applicable NYSE rules. During 2024, the Nominating and Corporate Governance Committee held two meetings.

The Nominating and Corporate Governance Committee’s responsibilities include:

•        developing and recommending to the board of directors criteria for board and committee membership;

•        establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•        reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•        identifying individuals qualified to become members of the board of directors;

•        recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•        developing and recommending to the board of directors appropriate corporate governance guidelines; and

•        overseeing the evaluation of our board of directors.

Meetings of our Board of Directors and Committees

During 2024, our board of directors held a total of four meetings. Each director attended 75% or more of the meetings of our board of directors and the committees of our board on which such director served.

Each regular meeting of our board of directors shall include an executive session at which no employee directors or other employees are present. If the non-employee directors include one or more directors who is not independent under the NYSE listing standards, the independent directors will themselves meet in executive session at least once per year. These executive sessions may include such topics as the non-employee or independent directors determine. During these executive sessions, the non-employee or independent directors shall have access to members of management and other guests as they may determine.

Attendance by Members of the Board of Directors at the Annual Meeting of Stockholders

We encourage each member of our board of directors to attend our annual meeting of stockholders. We completed our initial public offering in August 2024 and did not have an annual meeting of stockholders in 2024.

Process for Sending Communications to the Board of Directors

Our board of directors has established a procedure that enables stockholders to communicate in writing with members of our board of directors. Any such communication should be addressed and sent to our Corporate Secretary at c/o OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638. Any such communication must state, in a conspicuous manner, that it contains a stockholder communication and that it is intended for distribution to the entire board or to one or more members of our board, as applicable. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed. Under the procedures established by our board of directors, upon the Corporate Secretary’s receipt of such a communication, our Corporate Secretary will send a copy of such communication to each member of the Board or to the applicable director(s), identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of our board held more than two days after such communication has been distributed, our board will consider the substance of any such communication.

Code of Business Conduct and Ethics

Our board of directors has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code is posted on the Corporate Governance section of our website, which is located at www.ostherapies.com. The information on our website is deemed not to be incorporated in this proxy statement or to be a part of this proxy statement. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Insider Trading Policy

Our board of directors has not adopted a formal insider trading policy governing the purchase, sale and/or other disposition of our securities by the Company, our directors, officers, employees and consultants that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable NYSE American listing standards. While we do not currently have a written insider trading policy, it is our policy to comply, and to seek to enforce compliance by our directors, officers, employees and consultants, with insider trading laws, rules and regulations, and any applicable NYSE American listing standards, when engaging in transactions in the Company’s securities. Our board of directors intends to adopt an insider trading policy during 2025.

Policy on Hedging of Company Securities

Our board of directors has not adopted a formal policy regarding the ability of our directors, officers and employees, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities.

Policies and Practices Related to the Grant of Certain Equity Awards

During 2024, we did not grant any new awards of stock options, stock appreciation rights or similar option-like instruments within the period beginning four business days before or ending one business day after the filing of a Quarterly Report on Form 10-Q, an Annual Report on Form 10-K or Current Report on Form 8-K that disclosed material nonpublic information.

We do not currently maintain a formal policy or practice governing the timing of such awards in relation to our disclosure of material nonpublic information. However, should we elect to grant new awards of stock options, stock appreciation rights or similar option-like instruments in the future, the Board will assess and implement appropriate measures to ensure alignment with best practices and regulatory guidance.

Management

The following table sets forth the name, age and position of each of our executive officers and key employees of [•], 2025.

Name	Age	Position
Executive Officers and Key Employees:
Paul A. Romness, MPH	59	Founder, Chairman, President and Chief Executive Officer
Robert G. Petit, Ph.D.	66	Chief Medical Officer and Chief Scientific Officer
Christopher P. Acevedo	62	Chief Financial Officer
Gerald Commissiong	42	Chief Business Officer

The principal occupations for the past five years of each of our executive officers and key employees are as follows:

Executive Officers

Paul A. Romness, MPH. See narrative description under “Proposal No. 1: The Election of Directors Proposal — Nominees for Election”

Robert G. Petit, Ph.D. has served as our Chief Medical Officer and Chief Scientific Officer since September 2019. Dr. Petit has also served as Principal for RGP Biotech, LLC, where he advises clients on non-clinical and clinical development programs, since June 2019, and Senior Vice President, Head of Early Clinical Development for Orionis Biosciences Inc., an early stage drug discovery and development biotech company, since March 2022. Dr. Petit currently serves as the Chairman of the Scientific Advisory Board of Advaxis, Inc. (now Ayala Pharmaceuticals, Inc.), where he previously served as the Chief Scientific Officer and Executive Vice President from March 2013 to June 2019. He is also a member of the scientific advisory boards of Systems Oncology, LLC, a cancer therapy discovery and development company, and Saros Therapeutics, an early-stage biotech company committed to re-engineering innate immune activation to improve cancer immunotherapy. From June 2019 to December 2019, Dr. Petit served as the Chief Scientific Officer of Carisma Therapeutics, Inc., a biotechnology company that develops novel chimeric antigen receptor macrophage technology to treat solid tumors. Prior to joining Advaxis as Chief Scientific Officer, Dr. Petit served in various roles for Bristol-Myers Squibb, including U.S. Medical Strategy Lead, Director of Medical Strategy for New Oncology Products and Director of Global Clinical Research, from 2005 to 2010. Prior to joining Bristol-Myers Squibb, Dr. Petit served as Vice President of Clinical Development at MGI Pharma Inc. and Aesgen Inc. Dr. Petit is an accomplished biopharmaceutical executive and medical scientist who has been instrumental in securing FDA approvals for six new drug applications and biologic license applications for oncology and immunotherapy product candidates and is named in more than 100 patents. His scientific focus has been to develop immunologic based therapies with a particular emphasis on immunologic oncology treatment. Dr. Petit has provided expert guidance and counsel to a multitude of emerging biotech companies in the fields of immunology and oncology as a member of their respective scientific advisory boards. He earned his Ph.D. from the Ohio State University College of Medicine and B.S. degree from Indiana State University.

Christopher P. Acevedo has served as our Chief Financial Officer on a part-time basis since July 2023. Pursuant to his employment letter with us, he has agreed to spend 12 hours a month, on average, performing services in such position. Mr. Acevedo also owns and operates a certified public accounting firm with offices in Delaware and Maryland, serving a wide range of small to medium businesses, mainly in the service sector, since 2010. He holds CPA certificates in the states of Delaware, Maryland and Pennsylvania. Mr. Acevedo graduated from the University of Delaware with an M.B.A. in Business Administration and a B.S. degree in Accounting, minoring in Finance. Mr. Acevedo demonstrates extensive knowledge of complex financial, accounting and operational issues highly relevant to our growing biotechnology business.

Key Employees

Gerald Commissiong has served as our Chief Business Officer since April 2024. He also currently acts as a Managing Partner at Fortitude Advisors LLC, an executive advisory firm, since July 2018 and currently serves as the President and CEO of Tollo Health. For more than 15 years, Mr. Commissiong has been a senior executive officer of publicly held, emerging growth healthcare companies. He served as the Chief Executive Officer and director of Todos Medical Ltd., an in vitro diagnostics company focused on the development of novel blood tests for the early detection of cancer and neurodegenerative disorders, from January 2020 to July 2023. Prior to that position, Mr. Commissiong was the co-founder and served as Chief Executive Officer, President and a member of the Board of Directors of Amarantus BioScience Holdings, Inc., a biotechnology company developing treatments and diagnostics for diseases in the areas of neurology, regenerative medicine and orphan diseases, from 2008 to December 2021. Mr. Commissiong has helped secured $90 million in investment capital throughout his career. Mr. Commissiong graduated from Stanford University receiving a B.S. degree in Management Science and Engineering with a focus on financial decisions. Mr. Commissiong played professional football in the Canadian Football League for the Calgary Stampeders.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of shares of our common stock as of [•], 2025 by (i) each person known by us to be the beneficial owner of more than 5% of our common stock, (ii) each of our named executive officers and directors and (iii) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the applicable rules and regulations of the SEC and includes voting or investment power with respect to our capital stock. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of [•], 2025, through the exercise of stock options, warrants or other convertible securities (including our Series A preferred stock) or any other right. Shares of our common stock that a person has the right to acquire within 60 days of [•], 2025 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person (except with respect to the percentage ownership of all directors and executive officers as a group). Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638.

As of [•], 2025, we had [•] shares of common stock outstanding and [•] shares of Series A preferred stock outstanding, which are deemed to be convertible into [•] shares of common stock for voting purposes. The information in the following table regarding the beneficial owners of more than 5% of our common stock is based upon information supplied by our principal stockholders or set forth in Schedules 13D and 13G filed with the SEC. The determination that there were no other persons, entities or groups known to us to beneficially own more than 5% of our outstanding common stock was based on a review of all statements filed with the SEC with respect to our company pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Outstanding Common Stock	Number of Shares of Series A Preferred Stock Beneficially Owned	Percent of Outstanding Series A Preferred Stock	Percent of Voting Power(1)
5% Stockholders
Thomas A. Satterfield, Jr.	3,115,681	(2)%		558,034%		%
Shalom Auerbach	2,687,570	(3)%		—	—%
Ayala Pharmaceuticals, Inc.	2,164,215	(4)%		—	—%
Executive Officers and Directors
Paul A. Romness, MPH	2,473,000	(5)%		—	—%
Robert G. Petit, Ph.D.	200,000	(6)	*	—	—	*
Christopher P. Acevedo	109,375	(7)	*	—	—	*
John Ciccio	237,917	(8)	*	—	—	*
Avril McKean Dieser	2,500		*	—	—	*
Karim Galzahr	—		—	—	—	*
Olivier R. Jarry	—		—	—	—	*
Theodore F. Search, Pharm.D.	237,918	(9)	*	—	—	*
All directors and executive officers as a group (8 persons)	3,260,710%			—	—%

____________

*        Represents less than 1%.

(1)      Each share of common stock is entitled to one vote per share and each share of Series A preferred stock is entitled to one vote for each share of common stock into which it is convertible.

(2)     Based on information contained in the Amendment No. 2 to Schedule 13G filed with the SEC on August 13, 2025, Thomas A Satterfield Jr. beneficially owns an aggregate of 3,115,681 shares of our common stock, with sole voting and dispositive power over 296,930 shares, and shared voting and dispositive power over 2,818,751 shares. 558,034 shares of the 3,115,681 shares of common stock beneficially owned by Mr. Satterfield are based on an assumed conversion of 558,034 shares of Series A preferred stock into 558,034 shares of common stock. Mr. Satterfield’s registered address is 15 Colley Cove Drive, Gulf Breeze, Florida 32561.

(3)      Based on information contained in the Amendment No. 3 to Schedule 13D filed with the SEC on May 9, 2025, Shalom Auerbach beneficially owns an aggregate of 2,687,570 shares of our common stock with sole voting and dispositive power over such shares. Mr. Auerbach’s registered address is 15 Atlantic Avenue, Suite M2, Lynbrook, New York 11563.

(4)      Based on information contained in the Schedule 13G filed with the SEC on April 16, 2025, Ayala Pharmaceuticals, Inc. beneficially owns an aggregate of 2,164,215 shares of our common stock with sole voting and dispositive power over such shares. Ayala Pharmaceuticals’ registered address is 21 Brownlee Place, Suite 327, Basking Ridge, New Jersey 07920.

(5)      Excludes 800,000 shares of common stock issuable pursuant to outstanding options subject to a three-year vesting period commencing on December 5, 2025.

(6)      Excludes 400,000 shares of common stock issuable pursuant to outstanding options subject to a three-year vesting period commencing on December 5, 2025.

(7)      Excludes 100,000 shares of common stock issuable pursuant to outstanding options subject to a three-year vesting period commencing on December 5, 2025.

(8)      Includes 217,917 shares of common stock held of record by Mill River Partners LLC, with respect to which Mr. Ciccio shares investment and dispositive power with Dr. Search. Excludes 40,000 shares of common stock issuable pursuant to outstanding options subject to a three-year vesting period commencing on December 5, 2025.

(9)      Includes 217,918 shares of common stock owned of record by Mill River Partners LLC, with respect to which Dr. Search shares investment and dispositive power with Mr. Ciccio. Excludes 40,000 shares of common stock issuable pursuant to outstanding options subject to a three-year vesting period commencing on December 5, 2025.

Executive Compensation

Our executive compensation program is designed to attract, retain, and motivate high-quality executive leadership by providing compensation that is competitive and appropriately aligned with our stage of development and long-term strategic objectives. We operate in a highly competitive and capital-intensive industry where the ability to recruit and retain experienced leadership is critical to advancing our pipeline and delivering value to stockholders. Given our size, scale and market capitalization, our compensation approach reflects the need to conserve cash while incentivizing performance and long-term value creation. Accordingly, we emphasize equity-based compensation to align the interests of our executives with those of our stockholders and to support a culture of ownership. We aim to provide compensation opportunities that reward progress toward our scientific, regulatory and operational milestones while maintaining the flexibility to adapt our program as we grow and our needs evolve as a public company.

We are an “emerging growth company” under applicable federal securities laws and, therefore, permitted to conform with certain reduced public company reporting requirements. We provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory, non-binding basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.

The compensation provided to our named executive officers for the years ended December 31, 2024 and 2023 is detailed in the Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers for the year ended December 31, 2024 were:

•        Paul A. Romness, MPH, our President and Chief Executive Officer;

•        Robert G. Petit, Ph.D., our Chief Medical Officer and Chief Scientific Officer; and

•        Christopher Acevedo, our Chief Financial Officer.

Through December 31, 2024, the compensation of our named executive officers only consisted of annual base salaries. Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. As part of our transition from a private company to a publicly traded company, we intend to evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require. We have issued ISO options to our executive officers as of December 31, 2024 with a three-year vesting period. The options have not vested and have a fair value of $0 as of this filing date.

Summary Compensation Table

The following table shows the total compensation earned by, or paid to, our named executive officers for services rendered to us in all capacities during the years ended December 31, 2024 and 2023.

Name and principal position	Year	Salary ($)	Bonus ($)		Option awards ($)(2)	Non-Equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Paul A. Romness, MPH	2024	480,000	200,000	(1)	2,754,316	—	—	3,434,316
President and Chief Executive Officer	2023	360,000	—		—	—	—	360,000
Robert G. Petit, Ph.D.	2024	420,000	—		245,046	—	—	665,046
Chief Medical and Scientific Officer	2023	300,000	—		—	—	—	300,000
Christopher Acevedo	2024	36,000	—		122,523	—	—	158,523
Chief Financial Officer	2023	36,000	—		—	—	—	36,000

____________

(1)      This represents an incentive bonus approved by our board of directors and awarded to Mr. Romness for the successful completion of our equity line of credit transaction with Square Gate Capital Master Fund, LLC — Series 3 in October 2024 and our private placement transaction with accredited investors involving our Series A securities in December 2024.

(2)      The dollar amounts shown with respect to each of the named executive officers for the fiscal years ended December 31, 2024 and 2023 reflect the aggregate grant date fair value of option awards granted in the fiscal year indicated, computed in accordance with ASC 718. For a discussion of the assumptions we made in valuing the option awards, see “Note 2 — Significant Accounting Policies — Stock-Based Compensation” and “Note 8 — Equity” in the notes to our financial statements contained in our Annual Report.

Narrative Disclosure to Summary Compensation Table

Annual Base Salaries.    Our named executive officers each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

For the year ended December 31, 2024, the annual base salary for each of Mr. Romness, Dr. Petit, and Mr. Acevedo was $480,000, $420,000 and $36,000, respectively. For the year ended December 31, 2023, the annual base salary for each of Mr. Romness, Dr. Petit, and Mr. Acevedo was $360,000, $300,000 and $36,000, respectively.

Employment Agreements and Arrangements

Paul A. Romness Employment Agreement

On February 21, 2023, Paul A. Romness, MPH entered into an employment agreement with us. The employment agreement with Mr. Romness extends for a term expiring on February 21, 2026. Pursuant to the employment agreement, Mr. Romness has agreed to devote substantially all of his time, attention and ability to our business as our Chief Executive Officer. The employment agreement provides that Mr. Romness will receive a base salary during the first year of his employment at an annual rate of $360,000 for services rendered in such position. During the second year of his employment under the employment agreement, Mr. Romness’ annual base salary will be determined by our board of directors but will not be less than $360,000. In addition, Mr. Romness may be entitled to receive, as determined by our board of directors, a cash bonus in respect of each fiscal year. Mr. Romness is entitled to participate in our regular employee fringe benefit programs, including our medical and hospitalization insurance and life insurance, as well as the OS Therapies Incorporated 2023 Incentive Compensation Plan (the “2023 Plan”).

The employment agreement provides for termination by us upon (i) the death or disability of Mr. Romness (defined as a period of more than 60 consecutive days or more than a total of 90 days in the aggregate during any period of 12 consecutive months), (ii) his willful and material malfeasance, dishonesty or substance abuse, (iii) his material and continuing breach, non-performance or non-observance of any of the terms of his employment agreement (or confidentiality agreement and non-competition agreement referenced below), but only after notice to him and his failure to timely cure any such default, or (iv) his conviction of a crime involving moral turpitude. In the event the employment agreement is terminated by us for any other reason, Mr. Romness will be entitled to compensation for the balance of the term. The employment agreement with Mr. Romness does not have any change of control provisions.

Together with his employment agreement, Mr. Romness entered into our standard form of confidentiality and non-competition agreement. This agreement contains covenants restricting Mr. Romness from engaging in any activities competitive with our business during the term of his employment agreement and one year thereafter and prohibiting him from disclosure of confidential information regarding our company at any time.

Robert G. Petit Employment Letter

On June 23, 2020, Robert G. Petit, Ph.D. entered into an employment letter with us. Pursuant to the employment letter, Dr. Petit has agreed to devote his business time, best efforts, skill, knowledge, attention and energies to the advancement of our business and interests and to the performance of his duties and responsibilities, on a full-time, “at-will” basis, as our Chief Medical and Scientific Officer. The employment letter provides that Dr. Petit will receive a base salary at a rate of $20,000 per monthly pay period for services rendered in such position. In addition, Dr. Petit will be eligible to receive a performance bonus of up to 50% of the base salary paid to him based on his personal performance and our company’s performance during the calendar year, as determined by our board of directors in its sole discretion. Dr. Petit is entitled to participate in all of our bonus and benefit programs that we establish and make available to our employees, including the 2023 Plan.

The employment letter provides that if we terminate Dr. Petit’s employment without “Cause” or he terminates his employment for “Good Reason,” we will provide him with severance pay in the form of continuation of his base salary for a total of 12 months and a prorated bonus payment equivalent to 35% of his annualized base salary. For these purposes, “Cause” means, among others, (a) his engagement in any conduct that materially and adversely affects the business interests or reputation of our company, (b) any breach by him of his employment letter or of the restrictive covenants contained in his invention and non-disclosure agreement and non-competition and non-solicitation agreement with us, (c) his failure to perform, or negligence in his performance of, any material duties required of or assigned to him, (d) his fraud or embezzlement or (e) his conviction of any crime involving dishonesty or moral turpitude, or any felony, in the cases of (a), (b) and (c), following written notice and an opportunity for Dr. Petit to timely cure any such conduct, breach or deficiency; and “Good Reason” means, among others, (i) a material reduction in Dr. Petit’s authority, duties or responsibilities, (ii) a material reduction of his base salary or (iii) a material breach by our company of our obligations under his employment letter, in all cases, following written notice and an opportunity for our company to timely cure the circumstances. The employment letter with Dr. Petit does not have any change of control provisions.

Together with his employment letter, Dr. Petit entered into an invention and non-disclosure agreement and a non-competition and non-solicitation agreement, which contained covenants (a) restricting him from engaging in any activities competitive with our business during the term of his employment letter and for a period of one year thereafter, (b) prohibiting him from disclosing confidential information regarding our company at any time, (c) confirming that all intellectual property developed by him and relating to our business constitutes our sole and exclusive property, and (d) preventing him from recruiting, soliciting or hiring away employees of our company for a period of one year after his employment with us.

Christopher P. Acevedo Employment Letter

On January 1, 2023, Christopher P. Acevedo entered into an employment letter with us. Pursuant to the employment letter, Mr. Acevedo has agreed to devote his business time, best efforts, skill, knowledge, attention and energies to the advancement of our business and interests and to the performance of his duties and responsibilities, on an “at-will” basis, as our Chief Financial Officer. Mr. Acevedo will serve in such position on a part-time basis consisting of 12 hours per month, on average. The employment letter provides that Mr. Acevedo will receive a base salary at a rate of $3,000 per monthly pay period for services rendered in such position. Mr. Acevedo also received 200,000 shares of our common stock pursuant to his employment letter for his past service to our company. In addition, following the end of calendar year 2023 and subject to the approval of our board of directors, Mr. Acevedo will be eligible to receive a performance bonus of up to 50% of the base salary paid to him based on his personal performance and our company’s performance during the calendar year, as determined by our board of directors in its sole discretion. Mr. Acevedo is entitled to participate in all of our bonus and benefit programs that we establish and make available to our employees, including our 2023 Incentive Compensation Plan. We agreed to grant as an incentive to Mr. Acevedo, effective on March 31, 2023, stock options to purchase 100,000 shares of our common stock at an exercise price of $0.001 per share.

The employment letter provides that if we terminate Mr. Acevedo’s employment without “Cause” or he terminates his employment for “Good Reason,” we will provide him with severance pay in the form of continuation of his base salary for a total of 12 months and a prorated bonus payment equivalent to 35% of his annualized base salary. For these purposes, “Cause” means (a) his engagement in any conduct that materially and adversely affects the business interests or reputation of our company, (b) any breach by him of his employment letter or of the restrictive covenants contained in his invention and non-disclosure agreement or non-competition and non-solicitation agreement with us, (c) his failure to perform, or negligence in his performance of, any material duties required of or assigned to him, (d) his fraud or embezzlement or (e) his conviction of any crime involving dishonesty or moral turpitude, or any felony, in the cases of (a), (b) and (c), following written notice and an opportunity for Mr. Acevedo to timely cure any such conduct, breach or deficiency; and “Good Reason” means (i) a material reduction in Mr. Acevedo’s authority, duties or responsibilities, (ii) a material reduction of his base salary or (iii) a material breach by our company of our obligations under his employment letter, in all cases, following written notice and an opportunity for our company to timely cure the circumstances. The employment letter with Mr. Acevedo does not have any change of control provisions.

Together with his employment letter, Mr. Acevedo entered into an invention and non-disclosure agreement and a non-competition and non-solicitation agreement, which contained covenants (a) restricting him from engaging in any activities competitive with our business during the term of his employment letter and for a period of one year thereafter, (b) prohibiting him from disclosing confidential information regarding our company at any time, (c) confirming that all intellectual property developed by him and relating to our business constitutes our sole and exclusive property, and (d) preventing him from recruiting, soliciting or hiring away employees of our company for a period of one year after his employment with us.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2024, we had outstanding the following stock option awards for our named executive officers.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Paul A. Romness, MPH	—	800,000	—	1.86	—	—	—	—	—
Robert G. Petit, Ph.D.	—	400,000	—	1.86	—	—	—	—	—
Christopher P. Acevedo	—	200,000	—	1.86	—	—	—	—	—

Non-Employee Director Compensation

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors during the year ended December 31, 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2024.

Name	Fees earned or paid in cash ($)	Fair value of options granted ($)	All other compensation ($)	Total ($)
Colin Goddard, Ph.D. (Chairman)(1)	12,500	32,162	—	44,662
Joacim Borg(1)	—	24,505	20	24,525
John Ciccio	—	24,505	—	24,505
Avril McKean Dieser(2)	—	24,505	—	24,505
Olivier R. Jarry(2)	—	24,505	—	24,505
Theordore F. Search, Pharm.D.	—	24,505	—	24,505

____________

(1)      Dr. Goddard and Mr. Borg resigned from our board of directors on October 28, 2024.

(2)      Ms. McKean Dieser and Mr. Jarry were elected to our board of directors effective October 28, 2024.

Non–Employee Director Compensation Policy

Our board of directors has adopted a non-employee director compensation policy that reflects our current stage and resources, and provides for limited cash compensation to non-employee directors. Under the policy, each director who is not an employee will be paid cash compensation, as set forth below:

Annual retainer
Board of Directors:
Members	$—
Annual retainer for Chairman	$5,000
Additional retainer for Audit Committee chair	$—
Additional retainer for Compensation Committee chair	$—
Additional retainer for Nominating and Corporate Governance Committee chair	$—

We will reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the board of directors and committees thereof.

Certain Relationships and Related Party Transactions

The following is a description of transactions or series of transactions since January 1, 2024, to which we were or will be a party, in which:

•        the amount involved in the transaction exceeds, or will exceed, the lesser of $120,000 or one percent of the average of the Company’s total assets for the last two completed fiscal years; and

•        in which any of our executive officers, directors or holder of 5% or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and our directors are described elsewhere in this prospectus under “Executive Compensation” and “Non-Employee Director Compensation.”

Related Party Transactions

Group A and Group D Convertible Notes

In each of July 2019 and February 2020, we issued a Group A Convertible Note in the principal amount of $25,000 and $75,000, respectively, to Mill River Partners LLC. Interest on the unpaid principal balance accrued at a rate of 10% per annum, and the Group A Convertible Notes were set to mature on October 31, 2024. In February 2023, we issued a Group E Convertible Note in the principal amount of $50,000 to Mill River Partners LLC. The Group E Convertible Notes bore interest at a rate of 6% per annum and matured on October 31, 2024. The Group A Convertible Notes and Group E Convertible Notes automatically converted into common stock upon the consummation of our initial public offering in July 2024.

John Ciccio and Theodore F. Search, Pharm.D., members of our board of directors, are members of the board of managers of Mill River Partners LLC. Mill River Partners LLC holds 435,835 shares of our common stock as of [•], 2025.

Payroll Advance

On December 31, 2024 and December 31, 2023, we had a payroll payable to Paul Romness, our Founder, President, Chief Executive Officer and Chairman, of $8,871 and $300,000, respectively, and related payroll taxes payable of $88,386 and $7,830, respectively. During the period ended December 31, 2024 and December 31, 2023, we made advances on the payroll payable, and Mr. Romness made repayments.

The following summarizes activity in respect to payroll advances to Mr. Romness:

Balance December 31, 2022	$—
Advances during 2023	316,198
Repayment	(125,000)
Balance December 31, 2023	$191,198
Advances during 2024	222,875
Repayment	(414,073)
Balance December 31, 2024	$0

In the second and third quarters of 2024, paychecks were issued to Mr. Romness. The paychecks comprised the remaining balance of backpay, less all 2023 payroll advances. The payroll taxes were paid that were associated with the backpay and regular pay and are fully paid. The balance of accrued payroll for Mr. Romness on December 31, 2024 of $8,870 represents a board approved 2024 bonus that was approved and paid in January 6, 2025. All payroll advances shown as employee advances were repaid by December 31, 2024 from his pending bonus paycheck.

Accounting Fees

We had a bill in accounts payable of $26,765 for the period ended December 31, 2024 and $32,102 for the period ended December 31, 2023 to Shore Accountants MD Inc., an outside accounting firm that handles payroll and bookkeeping and is 100% owned by Christopher Acevedo, our Chief Financial Officer.

Our Policy Regarding Related Party Transactions

Our board of directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Our board of directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the NYSE American. Under our policy:

•        any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee; and

•        any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the board of directors or recommended by the compensation committee to the board of directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

•        management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with the Securities Act and the Exchange Act and related rules; and

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of SOX.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director, should consider whether such transaction would compromise the director’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC and the NYSE American.

Report of the Audit Committee

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with our management. The Audit Committee has also reviewed and discussed with MaloneBailey, LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and the letter from MaloneBailey, LLP required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with MaloneBailey, LLP its independence. Based on the foregoing, the Audit Committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

The Audit Committee:

John Ciccio, Chair

Avril McKean Dieser

Theodore F. Search, Pharm.D.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports that they file.

Based solely upon a review of Forms 3, 4 and 5 and any amendments to those forms that have been furnished to us, we believe that all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to the fiscal year ended December 31, 2024, except that Shalom Auerbach, a 10% stockholder of our company, filed late a Form 4 with respect to transactions that occurred on August 2, 2024, and each of Paul A. Romness, Christopher P. Acevedo, Colin Goddard, John Ciccio, Olivier Jarry, Avril McKean Dieser, Theodore F. Search, filed a Form 5 due to failure to file a Form 4 with respect to transactions that occurred on December 5, 2024.

Shareholder Proposals for Next Annual Meeting

A stockholder who would like to have a proposal presented at the 2026 annual meeting of stockholders, pursuant to Rule 14a-8 of the Exchange Act, must be received by us no later than [•], 2026 in order to be included in the proxy statement relating to that meeting. However, if the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Rule 14a-8 proposals must be delivered by mail to our principal executive offices. Stockholder proposals should be addressed to OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638, Attention: Secretary. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [•], 2026.

In addition, our bylaws require that we be given advance notice of nominations of persons for election to our board of directors and the proposal of other business to be considered by stockholders for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act). For nominations or other business to be properly brought before an annual meeting in accordance with our bylaws, the stockholder must have given timely notice in writing to the Secretary of the Company and have provided the other information and satisfied the other requirements described in our bylaws. To be timely, the required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced or delayed than 30 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received by the corporate secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. For stockholder proposals to be brought before the 2026 annual meeting of stockholders, the required notice must be received by our Secretary at our principal executive offices no earlier than [•], 2026 and no later than [•], 2026. Stockholder proposals and the required notice should be addressed to OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638, Attention: Secretary.

Householding

Householding is a program adopted by the SEC that permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports, proxy statements and the notices of internet availability of proxy materials sent to multiple stockholders of record who have the same address by delivering a single annual report, proxy statement or notice of internet availability of proxy materials to that address. Householding is designed to reduce a company’s printing costs and postage fees. Brokers with account holders who are stockholders of our company may be householding our proxy materials. If your household participates in the householding program, you will receive one Notice of Internet Availability of Proxy Materials. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, annual report or notice of internet availability of proxy materials, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638, Attention: Secretary. In addition, we will promptly deliver, upon written request to the address above, a separate copy of the Annual Report, this Proxy Statement and the Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

If you receive more than one Notice of Internet Availability of Proxy Materials, this means that you have multiple accounts holding common stock or Series A preferred stock with brokers and/or our transfer agent. Please vote all of your shares by following the instructions included on each Notice of Internet Availability of Proxy Materials. Additionally, to avoid receiving multiple sets of proxy materials in the future, we recommend that you contact Broadridge Financial Services, Inc. at www.proxyvote.com or (800) 579-1639 to consolidate as many accounts as possible under the same name and address. If you are a beneficial holder, please call your broker for instructions.

Where to Get Additional Information

As a reporting company, we are subject to the informational requirements of the Exchange Act, and accordingly, we are required to file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov.

Other Matters

As of the date of this Proxy Statement, our board of directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By Order of the Board of Directors:
Paul A. Romness, MPH
Chairman, President and Chief Executive Officer

August [•], 2025

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (excluding exhibits) is available without charge upon written request to: OS Therapies Incorporated, 115 Pullman Crossing Road, Suite 103, Grasonville, Maryland 21638, Attention: Secretary. Our Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Our Annual Report on Form 10-K is also available online at ir.ostherapies.com/proxy-materials.

Annex A

CERTIFICATE OF AMENDMENT
TO THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
OS THERAPIES INCORPORATED
_______________________________________________

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

OS THERAPIES INCORPORATED, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.           The name of the corporation is: OS Therapies Incorporated (the “Corporation”). The Corporation was originally formed on April 12, 2018, as a Delaware limited liability company under the name OS Therapies LLC and converted into a Delaware corporation on June 5, 2019. The Corporation’s original Certificate of Incorporation, Amended and Restated Certificate of Incorporation, Second Amended and Restated Certificate of Incorporation and Third Amended and Restated Certificate of Incorporation were each filed with the Secretary of State of the State of Delaware and effective on June 5, 2019, March 23, 2021, May 19, 2021, and February 9, 2024, respectively.

2.           The amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the DGCL and has been consented to by the requisite vote of the stockholders of the Corporation at a meeting called in accordance with Section 222 of the DGCL.

3.           Section 4.1 of ARTICLE IV of the Corporation’s Third Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“Section 4.1 Authorized Capital Stock. The aggregate number of shares of all classes of capital stock that the Corporation is authorized to issue is One Hundred Fifty-Five Million (155,000,000) shares, consisting of (i) One Hundred Fifty Million (150,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”

4.           The foregoing amendment shall be effective as of the time this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

[Signature Page Follows]

Annex A-1

IN WITNESS WHEREOF, OS Therapies Incorporated has caused this Certificate of Amendment to be signed by its undersigned duly authorized officer, this __ day of __________ 2025.

OS THERAPIES INCORPORATED
By:
Name:	Paul A. Romness
Title:	President and Chief Executive Officer

Annex A-2

Annex B

SECOND AMENDMENT
TO THE
OS THERAPIES INCORPORATED
2023 INCENTIVE COMPENSATION PLAN

WHEREAS, pursuant to Section 10(e) of the OS Therapies Incorporate 2023 Incentive Compensation Plan, as amended (the “Plan”), the Board of Directors (the “Board”) of OS Therapies Incorporated (“OS Therapies”) may amend, alter, suspend, discontinue or terminate the Plan, subject to stockholder approval;

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan; and

WHEREAS, the Board believes it would be in the best interest of OS Therapies and its stockholders to amend the Plan as provided in this Second Amendment to the OS Therapies Incorporate 2023 Incentive Compensation Plan (this “Amendment”) to (i) increase the number of Shares available under the Plan from 4,000,000 Shares to 10,000,000 Shares and (ii) increase the maximum number of Shares granted to any one individual that is intended to qualify as “performance-based compensation.”

NOW, THEREFORE, in accordance with Section 10(e) of the Plan, the Plan shall be amended, subject to stockholder approval, as follows:

1.        Section 4(a) of the Plan is hereby amended and restated as follows:

“(a)        Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 4,000,000, all of which may be Incentive Stock Options. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

2.        Section 5 of the Plan is hereby amended and restated as follows:

“5           Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 1,000,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 1,000,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $1,500,000 with respect to any 12-month Performance Period, and (y) with respect to any Performance Period that is more than 12 months, $1,500,000 multiplied by the number of full years in the Performance Period.”

3.        This Amendment shall be effective as of the date this Amendment is approved by the stockholders of OS Therapies in accordance with the applicable provisions of the Amended and Restated Bylaws of OS Therapies.

Annex B-1

IN WITNESS WHEREOF, this Amendment to the Plan is adopted as of as of this __ day of __________ 2025.

OS THERAPIES INCORPORATED
By:
	Name:	Paul Romness
	Title:	Chief Executive Officer

Annex B-2

Annex C

OS THERAPIES INCORPORATED 2023 INCENTIVE COMPENSATION PLAN

Annex C-1

OS THERAPIES INCORPORATED
2023 INCENTIVE COMPENSATION PLAN

1.           Purpose. The purpose of the OS THERAPIES 2023 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist OS Therapies Incorporated, a Delaware corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2.           Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a)         “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b)         “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)         “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)         “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)         “Board” means the Company’s Board of Directors.

(f)          “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g)         “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h)         “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)          “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3

Annex C-2

(or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) “Independent.”

(j)          “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k)         “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l)          “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m)        “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

(n)         “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o)         “Director” means a member of the Board or the board of directors of any Related Entity.

(p)         “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q)         “Discontinued Option” means any Option awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(r)          “Discounted Stock Appreciation Right” means any Stock Appreciation Right awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(s)          “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(t)          “Effective Date” means the effective date of the Plan, which shall be April 14, 2023.

(u)         “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(v)         “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w)        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

Annex C-3

(x)         “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y)         “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position, authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose any action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant, or any action taken with the consent of the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than any failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(z)         “Incentive Stock Option” means any Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code or any successor provision thereto.

(aa)        “Independent,” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the NYSE American or any national securities exchange on which any securities of the Company are listed for trading and, if not quoted or listed for trading, by the rules of the NYSE American.

(bb)       “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(cc)        “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(dd)       “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(ee)        “Option Proceeds” means the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant’s withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

(ff)         “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(gg)       “Outside Director” means a member of the Board who is not an Employee.

(hh)       “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ii)         “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

Annex C-4

(jj)         “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(kk)       “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ll)         “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(mm)     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(nn)       “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(oo)       “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(pp)       “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(qq)       “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(rr)        “Shareholder Approval Date” means the date on which this Plan is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(ss)        “Shares” means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(tt)         “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(uu)       “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(vv)       “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

Annex C-5

3.           Administration.

(a)         Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b)         Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)         Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.           Shares Subject to Plan.

(a)         Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 10,000,000, all of which may be Incentive Stock Options. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)         Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

Annex C-6

(c)         Availability of Shares Not Delivered Under Awards and Adjustments to Limits.

(i)          If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii)         In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii)        Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

(iv)        Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v)         Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi)        Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

5.           Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 1,000,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 1,000,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $1,500,000 with respect to any 12-month Performance Period, and (y) with respect to any Performance Period that is more than 12 months, $1,500,000 multiplied by the number of full years in the Performance Period.

6.           Specific Terms of Awards.

(a)         General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award

Annex C-7

that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of applicable law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b)         Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)          Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

(ii)         Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)        Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)        the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B)         The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

Annex C-8

(c)         Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)          Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii)         Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)        Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)         Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)          Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)         Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

Annex C-9

(iii)        Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)        Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e)         Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i)          Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii)         Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii)        Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f)          Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)         Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

Annex C-10

(h)         Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i)          Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.           Certain Provisions Applicable to Awards.

(a)         Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b)         Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)         Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the U.S. Securities and Exchange Commission thereunder, and all applicable rules of NYSE American or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the NYSE American or a national securities exchange, then the rules of NYSE American. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a

Annex C-11

Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)         Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8.           Code Section 162(m) Provisions.

(a)         Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b)         Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c)         Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d)         Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

Annex C-12

(e)         Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9.           Change in Control.

(a)         Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i)          Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii)         Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii)        With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv)        Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)         Definition of “Change in Control.” Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)          The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

Annex C-13

(ii)         During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)        Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)        Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10.         General Provisions.

(a)         Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)         Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming

Annex C-14

any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)         Adjustments.

(i)          Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii)         Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii)        Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d)         Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other

Annex C-15

tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)         Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted), and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f)          Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g)         Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h)         Code Section 409A. It is intended that any amounts payable under this Plan shall either be exempt from Section 409A of the Code or shall comply with Section 409A (including Treasury regulations and other published guidance related thereto) so as not to subject the Employee to payment of any other additional tax, penalty or interest imposed under Section 409A of the Code. The provisions of this Plan shall be construed and interpreted to avoid the imputation of any such additional tax, penalty or interest under Section 409A of the Code yet preserve (to the nearest extent reasonably possible) the intended benefit payable to the Employee. Notwithstanding the foregoing, the Company makes no representations regarding the tax treatment of any payments hereunder, and the Employee shall be responsible for any and all applicable taxes on the severance payments provided by the Plan.

(i)          Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(j)          Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Annex C-16

(k)         Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(l)          Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(m)        Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

Annex C-17

Annex D

RESOLUTION OF STOCKHOLDERS
OF
OS THERAPIES INCORPORATED

WHEREAS, in order to preserve, for the stockholders of OS Therapies Incorporation, a Delaware corporation (the “Company”), the long-term value of the Company, the Board of Directors of the Company (the “Board”) has recommended that the stockholders of the Company approve the Rights Agreement, substantially in the form attached hereto as Exhibit A (as the same may be amended from time to time, the “Rights Agreement”), and authorize the Board to adopt and implement the Rights Agreement at such time, if any, as the Board determines to be appropriate and in the best interests of the Company; and

WHEREAS, the stockholders of the Company desire to approve the Rights Agreement and authorize the Board to adopt and implement the Rights Agreement at such time, if any, as the Board determines to be appropriate and in the best interests of the Company;

NOW, THEREFORE, BE IT:

RESOLVED, that the Rights Agreement is hereby approved, and the Board is hereby authorized to adopt and implement the Rights Agreement at such time, if any, as the Board determines to be appropriate and in the best interests of the Company; and be it further

RESOLVED, that in connection with any such implementation, the Board is authorized to determine, among other things:

(i)          the applicable record date, the initial exercise price of the Rights (as defined in the Rights Agreement), the redemption price therefor, and, if the Company has not redeemed or exchanged the Rights prior to such time, the date after which the Rights shall no longer be exercisable;

(ii)         the person or entity to serve as rights agent under the Rights Agreement; and

(iii)        the final form, terms and provisions of the Rights Agreement, which shall be substantially in the form presented to the stockholders, with such modifications therein as shall be approved by the Board

; and be it further

RESOLVED, in addition to the specific authorizations set forth in any of the foregoing resolutions, the Board is hereby authorized to take, or cause to be taken, any and all such further actions as it deems necessary, desirable or advisable to carry out the intent and purposes of the foregoing resolutions.

Annex D-1

EXHIBIT A

Form of Rights Agreement

Annex D-2

Annex E

RIGHTS AGREEMENT

dated as of [•], 20[•]

between

OS THERAPIES INCORPORATED,

as the Company,

and

[•],

as Rights Agent

Exhibit A	Certificate of Designations
Exhibit B	Summary of Rights
Exhibit C	Form of Rights Certificate

Annex E-i

RIGHTS AGREEMENT

This RIGHTS AGREEMENT, dated as of [•], 20[•] (this “Agreement”), is made and entered into by and between OS Therapies Incorporated, a Delaware corporation (the “Company”), and [•], as rights agent (the “Rights Agent”).

WHEREAS, the board of directors of the Company (the “Board”) has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock of the Company outstanding as of the Close of Business on the Record Date, each Right initially representing the right to purchase one one-thousandth (subject to adjustment as provided herein) of one share of Preferred Stock, upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person that, together with all of its Related Persons, is the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding, but shall exclude (i) the Excluded Persons, (ii) any Exempt Persons and (iii) any Grandfathered Persons.

Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person”:

(i) as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to 15% or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock or pursuant to a grant or exercise described in Section 1(a)(ii) below), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 15% or more of the Common Stock then outstanding;

(ii) solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 15% or more of the Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (B) a grant or exercise described in this Section 1(a)(ii);

(iii) by means of share purchases directly from or issuances (including debt-for-equity exchanges) directly by the Company, or in either case, indirectly through an underwritten offering by the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding following such transaction and (B) subsequently becomes the Beneficial Owner of any additional shares of Common

Annex E-1

Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock or pursuant to a grant or exercise described in Section 1(a)(ii) above) without the prior written consent of the Company and then Beneficially Owns 15% or more of the shares of Common Stock then outstanding;

(iv) if (A) the Board determines in good faith that such Person has become an “Acquiring Person” inadvertently (including, without limitation, because (1) such Person was unaware that it Beneficially Owned a percentage of the then-outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or became an “Acquiring Person” in a manner described in Section 1(a)(i), Section 1(a)(ii) or Section 1(a)(iii) and, in each case, inadvertently became a Beneficial Owner of additional shares of Common Stock of the Company; or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of obtaining, changing or influencing control of the Company; and (B) such Person divests as promptly as practicable (as determined in good faith by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”; or

(v) if such Person is a bona fide swaps or derivatives dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company.

(b) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement.

(d) “Agreement” shall have the meaning set forth in the Preamble hereof.

(e) A Person is the “Beneficial Owner” of (and “Beneficially Owns” and has “Beneficial Ownership” of) any securities (that are as such “Beneficially Owned”):

(i) that such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 or Rule 13d-5 of the Exchange Act Regulations as in effect on the date of this Agreement;

(ii) that such Person or any of such Person’s Related Persons, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights (other than the Rights), rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of (1) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange; (2) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Related Persons prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(a) hereof in connection with an adjustment made with respect to any Original Rights; or (4) securities which such Person or any of such Person’s Related Persons may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons) if such agreement has been approved by the Board prior to such Person becoming an Acquiring Person; or (B) the right to vote or dispose of, pursuant to any agreement, arrangement or understanding (whether or not in writing);

(iii) that are Beneficially Owned, directly or indirectly, by any other Person (or any Related Person of such Person) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting or disposing of any such securities; or

Annex E-2

(iv) which are Beneficially Owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Related Persons) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Related Persons is a Receiving Party; provided, however, that the number of shares of Common Stock that a Person is deemed to Beneficially Own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (including its Related Persons) under a Derivatives Contract shall for purposes of this clause (iv) include all securities that are Beneficially Owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Related Persons) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Related Persons) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.

Notwithstanding anything in this definition of “Beneficial Ownership” to the contrary, (x) no Person engaged in business as an underwriter of securities shall be the “Beneficial Owner” of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition; and (y) no Person shall be deemed the “Beneficial Owner” of any security as a result of an agreement, arrangement or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security if such agreement, arrangement or understanding is not also then reportable on Schedule 13D and arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including, without limitation, for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement, but the number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock Beneficially Owned by any other Person (unless such other Person is also deemed to Beneficially Own for purposes of this Agreement such shares of Common Stock not outstanding).

(f) “Board” shall have the meaning set forth in the recitals of this Agreement.

(g) “Board Evaluation Period” shall have the meaning set forth in Section 23(c) hereof.

(h) “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(i) “Business Day” shall mean any day, other than a Saturday, a Sunday, or a day on which (i) the NYSE is closed or (ii) banking or trust institutions in New York City, New York are authorized or obligated by law or executive order to close.

(j) “Certificate of Designations” shall have the meaning set forth in Section 1(e) hereof.

(k) “Certificate of Incorporation” shall mean the Third Amended and Restated Certificate of Incorporation of the Company, as the same may be amended or restated from time to time, as filed with the Secretary of State of the State of Delaware, and together with the Certificate of Designations of Series A-1 Junior Participating Preferred Stock of the Company adopted contemporaneously with the approval of this Agreement and attached hereto as Exhibit A (the “Certificate of Designations”), as the same may hereafter be amended or restated.

(l) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(m) “Closing Price” shall mean, in respect of any security for any day, the last sale price, regular way, reported at or prior to 4:00 P.M. New York City time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported at or prior to 4:00 P.M. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on Nasdaq or the NYSE or, if the security is not listed or admitted to trading on Nasdaq or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any securities exchange, the last quoted price reported at or prior to 4:00 P.M. New York City time or, if not so quoted, the average

Annex E-3

of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use reported as of 4:00 P.M. New York City time or, if not so quoted, the average of the closing bid and asked price furnished by a professional market maker making a market in the security, which professional market maker is selected by the Board.

(n) “Common Stock” shall mean (i) when used with reference to the Company, the Common Stock, par value $0.001 per share (subject to adjustment from time to time), of the Company; and (ii) when used with reference to any Person other than the Company, the class or series of capital stock or equity interest with the greatest voting power (in relation to any other classes or series of capital stock or equity interest) of such other Person or if such other Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person.

(o) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p) “Company” shall have the meaning set forth in the Preamble hereof.

(q) “Counterparty” shall have the meaning set forth in Section 1(v) hereof.

(r) “Current Market Price” of any security on any date shall mean the average of the daily closing prices per share of such security for the thirty (30) consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the “Current Market Price” of such security is determined during a period following the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares of such security or securities convertible into such shares (other than the Rights); or (ii) any subdivision, combination or reclassification of such security, and prior to the expiration of the requisite thirty (30) Trading Day period after but not including the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, in each such case, the “Current Market Price” shall be appropriately adjusted to take into account ex-dividend trading, as determined in good faith by the Board, whose determination shall be described in a statement delivered to the Rights Agent and shall be conclusive for all purposes. If on any such date no market maker is making a market in such security or such security is not publicly held or not listed or traded, the “Current Market Price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes.

Except as provided in this paragraph, the “Current Market Price” of the Preferred Stock shall be determined in accordance with the method set forth above. If the Preferred Stock is not publicly traded, the “Current Market Price” of the Preferred Stock shall be conclusively deemed to be the Current Market Price of the Common Stock of the Company as determined pursuant to the paragraph above (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the “Current Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the “Current Market Price” of one share of Preferred Stock divided by 1,000.

(s) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(t) “Definitive Acquisition Agreement” shall mean any definitive written agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock at a meeting of the stockholders of the Company with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) based on the most recent publicly available balance sheet of the Company and its Subsidiaries or businesses or assets of the Company and its subsidiaries (including, without limitation, equity securities of its subsidiaries) that generated more than 50% of the Company’s consolidated net revenue or earnings before interest, taxes, depreciation and amortization for the preceding 12 months.

(u) “Demanding Stockholders” shall have the meaning set forth in Section 23(c)(i) hereof.

(v) “Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced

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in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, Common Stock or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”

(w) “Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Close of Business on the tenth (10th) Business Day (or, if such tenth (10th) Business Day occurs before the Record Date, the Close of Business on the Record Date), after the Tender Offer Commencement Date.

(x) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(y) “Excess Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(z) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(aa) “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.

(bb) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(cc) “Excluded Person” shall mean (i) the Company or any of its Subsidiaries; (ii) any officers, directors and employees of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including, without limitation, any fiduciary capacity); or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.

(dd) “Exempt Person” shall mean any Person determined by the Board to be an “Exempt Person” in accordance with the requirements set forth in Section 25 hereof for so long as such Person complies with any limitations or conditions required by the Board in making such determination; provided that such determination is made, and no Person shall qualify as an “Exempt Person” unless such determination is made, prior to such time as any Person becomes an Acquiring Person; provided, further, that any Person will cease to be an “Exempt Person” if the Board makes a contrary determination with respect to such Person.

(ee) “Exemption Date” shall have the meaning set forth in Section 23(c)(iii) hereof.

(ff) “Exemption Request” shall have the meaning set forth in Section 25 hereof.

(gg) “Exercise Price” shall have the meaning set forth in Sections 4(a), 11(a)(ii) and 13(a) hereof.

(hh) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(ii) “Flip-In Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(jj) “Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(kk) “Flip-Over Event” shall have the meaning set forth in clauses (x), (y) or (z) of Section 13(a) hereof.

(ll) “Grandfathered Person” shall mean any Person that is, as of the date of this Agreement, the Beneficial Owner of 15% or more of the outstanding shares of Common Stock of the Company. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 15% of the shares of Common Stock of the Company then outstanding; or (ii) such Person becomes the Beneficial Owner of any additional shares of Common Stock of the Company (other than as a result of (A) a stock dividend, stock split, or similar transaction effected by the Company in which all registered holders of Common Stock are treated substantially equally, (B) the grant or issuance by the Company to its directors, officers and/or employees of options, warrants, rights or similar interests, or any exchange thereof, to acquire shares of Common Stock by the Company pursuant to

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any executive compensation plan or arrangement, employee benefit, stock incentive plan, stock option plan or stock ownership plan of the Company adopted by the Board, and the subsequent vesting, exercise or conversion of such options, warrants, rights or similar interests, or (C) the grant or issuance by the Company to its directors, officers and/or employees of restricted shares of Common Stock, restricted stock units or deferred stock units pursuant to a restricted stock or other compensation plan or arrangement adopted by the Board and the subsequent vesting of such shares or stock units) after execution of this Agreement and while the Beneficial Owner of 15% or more of the Common Stock then outstanding.

(mm) “Nasdaq” shall mean The Nasdaq Stock Market LLC.

(nn) “Notional Common Shares” shall have the meaning set forth in Section 1(v) hereof.

(oo) “NYSE” shall mean the New York Stock Exchange, Inc.

(pp) “Outside Meeting Date” shall have the meaning set forth in Section 23(c)(iii) hereof.

(qq) “Person” shall mean any individual, firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust or other legal entity, including (i) any syndicate or group deemed to be a Person under Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder; and (ii) any successor (by merger or otherwise) of any such firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust or other group or entity.

(rr) “Preferred Stock” shall mean the Series A-1 Junior Participating Preferred Stock, par value $0.001 per share, of the Company, having the voting rights, powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designations.

(ss) “Qualifying Offer” shall mean an offer determined by the Board in good faith to be:

(i) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(ii) a fully financed all-cash tender offer or an exchange offer offering shares of Common Stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock of the Company at the same per-share consideration;

(iii) an offer whose offer price per share of Common Stock of the Company is greater than the highest reported market price for the Common Stock of the Company in the twenty-four (24) months immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act, with, in the case of an offer that includes shares of Common Stock of the offeror, such offer price per share of Common Stock of the Company being determined using the lowest reported market price for Common Stock of the offeror during the five (5) Trading Days immediately preceding and the five (5) Trading Days immediately following the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;

(iv) an offer that is conditioned on a minimum of at least a majority of (A) the shares of the Common Stock of the Company outstanding on a fully-diluted basis; and (B) the outstanding shares of the Common Stock of the Company not held by the offeror (or such offeror’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable (the “Minimum Tender Condition”);

(v) an offer that is subject only to the Minimum Tender Condition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its representatives being permitted any due diligence with respect to the books, records, management, accountants or other outside advisers of the Company;

(vi) an offer pursuant to which the Company has received an irrevocable, legally binding written commitment by the offeror that the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration offered or after any bona fide alternative offer is commenced;

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(vii) an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that the offer will remain open until at least the later of: (A) the date the Board redeems the outstanding Rights or exempts such offer from the terms of this Agreement; (B) if no Special Meeting Demand has been received from the holders of a Requisite Percentage with respect to such offer, ten (10) Business Days after the end of the Board Evaluation Period; and (C) if a Special Meeting is duly requested in accordance with Section 23, ten (10) Business Days after the date of such Special Meeting or, if no Special Meeting is held within the Special Meeting Period, ten (10) Business Days following the last day of such Special Meeting Period;

(viii) an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of the Common Stock not tendered into the offer shall be acquired at the same consideration per share of Common Stock actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(ix) an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments shall be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);

(x) an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that: (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act; (B) all such facts that arise or become known after the date of commencement shall be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open; and (C) all required Exchange Act reports shall be filed by the offeror in a timely manner during such period; and

(xi) if the offer includes shares of Common Stock of the offeror: (A) the offeror is a publicly owned corporation and its Common Stock is freely tradable and is listed or admitted to trading on either the Nasdaq or the NYSE; (B) no stockholder approval of the offeror is required to issue such Common Stock, or, if required, such approval shall have been obtained prior to acceptance of any shares of Common Stock pursuant to the offer; (C) no Person Beneficially Owns more than 20% of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer; (D) no other class of voting stock of the offeror is outstanding; and (E) the offeror meets the registrant eligibility requirements for use of Form S-3 or Form F-3 for registering securities under the Securities Act, including, without limitation, the filing of all required Exchange Act reports in a timely manner during the twelve (12) calendar months prior to the date of commencement of such offer.

For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by: (x) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions; (y) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable, legally binding written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn; or (z) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23 shall no longer be applicable to such offer.

(tt) “Qualifying Offer Resolution” shall have the meaning set forth in Section 23(c)(i) hereof.

(uu) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(vv) “Receiving Party” shall have the meaning set forth in Section 1(v) hereof.

(ww) “Record Date” shall mean the Close of Business on [•], 20[•].

(xx) “Redemption Period” shall have the meaning set forth in Section 23(a) hereof.

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(yy) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(zz) “Related Person” shall mean, as to any Person, any Affiliates or Associates of such Person.

(aaa) “Requesting Person” shall have the meaning set forth in Section 25 hereof.

(bbb) “Requisite Percentage” shall have the meaning set forth in Section 23(c)(i) hereof.

(ccc) “Rights” shall have the meaning set forth in the recitals of this Agreement.

(ddd) “Rights Agent” shall have the meaning set forth in the Preamble hereof.

(eee) “Rights Certificate” shall have the meaning set forth in Section 3(d) hereof.

(fff) “Schedule 13D” shall mean a statement on Schedule 13D pursuant to Rule 13d-1(a), 13d-1(e), 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act as in effect at the time of the public announcement of the declaration of the Rights dividend with respect to the shares of Common Stock Beneficially Owned by the Person filing such statement.

(ggg) “Securities Act” shall mean the Securities Act of 1933, as amended.

(hhh) “Special Meeting” shall have the meaning set forth in Section 23(c)(i) hereof.

(iii) “Special Meeting Demand” shall have the meaning set forth in Section 23(c)(i) hereof.

(jjj) “Special Meeting Period” shall have the meaning set forth in Section 23(c)(ii) hereof.

(kkk) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(lll) “Stock Acquisition Date” shall mean the first date of public announcement (including, without limitation, the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or by an Acquiring Person that a Person has become an Acquiring Person or that discloses information which reveals the existence of an Acquiring Person, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.

(mmm) “Subsidiary” shall mean, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person, or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

(nnn) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ooo) “Summary of Rights” shall have the meaning set forth in Section 3(a) hereof.

(ppp) “Tender Offer Commencement Date” shall mean the date that a tender offer or exchange offer or other transaction by any Person (other than an Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the Exchange Act Regulation, if, upon consummation thereof, such Person would become an Acquiring Person.

(qqq) “Trading Day” shall mean, in respect to any security, (i) if such security is listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business; provided that any national securities exchange shall be deemed to be open for the transaction of business if electronic auctions are open on such day regardless of the closure of physical locations, and (ii) if such security is not so listed or admitted, a Business Day.

(rrr) “Triggering Event” shall mean any Flip-In Event or any Flip-Over Event.

(sss) “Trust” shall have the meaning set forth in Section 24(d) hereof.

(ttt) “Trust Agreement” shall have the meaning set forth in Section 24(d) hereof.

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Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall be, prior to the Distribution Date, the holders of Common Stock of the Company) and in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable; provided that the Company shall notify the Rights Agent in writing two (2) Business Days prior to such appointment. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents under the provisions of this Agreement shall be as the Company reasonably determines; provided that such duties are consistent with the terms and conditions of this Agreement, and, contemporaneously with such appointment, the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.

Section 3. Issue of Rights Certificates.

(a) On the Record Date, or as soon as practicable thereafter, the Company will make available (directly or, at the expense of the Company, through the Rights Agent or its transfer agent if the Rights Agent or transfer agent is directed by the Company and provided with all necessary information and documents) a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit B and which may be appended to certificates that represent shares of Common Stock (the “Summary of Rights”), to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or registrar for Common Stock. With respect to certificates representing shares of Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by such shares of Common Stock registered in the names of the holders thereof together with the Summary of Rights, and not by separate Rights Certificates. With respect to Book Entry shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock together with the Summary of Rights. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any shares of Common Stock outstanding on the Record Date (whether represented by certificates or evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, and, in either case, regardless of whether a copy of the Summary of Rights is submitted with the surrender or request for transfer), shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(b) Rights shall be issued, without any further action, in respect of all shares of Common Stock that become outstanding (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights also shall be issued to the extent provided in Section 22 hereof. Confirmation and account statements sent to holders of Common Stock for Book Entry form or, in the case of certificated shares, certificates, representing such shares of Common Stock, issued after the Record Date shall bear a legend substantially in the following form:

“[This certificate] [These shares] also evidence[s] and entitle[s] the holder hereof to certain Rights as set forth in a Rights Agreement between OS Therapies Incorporated, a Delaware corporation (the “Company”), and [•] or any successor Rights Agent (the “Rights Agent”) dated as of [•], 20[•], as the same may be amended or supplemented from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and will no longer be evidenced by [this certificate] [these shares]. The Company will mail to the holder of [this certificate] [these shares] a copy of the Rights Agreement as in effect on the date of mailing without charge after receipt of a written request therefor.

Under certain circumstances, as set forth in the Rights Agreement, Rights that are Beneficially Owned by any Person who is, was or becomes an Acquiring Person or any Related Person thereof (as such capitalized terms are defined in the Rights Agreement), or specified transferees of such Acquiring Person (or Related Person thereof) may become null and void and will no longer be transferable.”

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With respect to all certificates representing shares of Common Stock containing the foregoing legend in substantially similar form, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificate shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates.

With respect to Common Stock in Book Entry form for which there has been sent a confirmation or account statement containing the foregoing legend in substantially similar form, until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock shall be evidenced by such Common Stock alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such Common Stock shall also constitute the transfer of the Rights associated with such shares of Common Stock.

Notwithstanding this paragraph (b), the omission of the legend or the failure to send, deliver or provide the registered owner of shares of Common Stock a copy of the Summary of Rights shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be cancelled and retired so that the Company is not entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

(c) Until the Distribution Date, the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).

(d) As soon as practicable after the Distribution Date, the Company will prepare and execute, and the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents, at the expense of the Company, send) by first-class, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Related Person of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit C hereto (the “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 hereof, at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and, if such adjustments are made, the Company may pay cash in lieu of any fractional Rights (in accordance with Section 14(a) hereof). As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the transfer of Common Stock. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

Section 4. Form of Rights Certificate.

(a) The Rights Certificates (including the forms of election to purchase and of assignment and applicable certificate) shall be substantially in the form set forth in Exhibit C hereto and may have such changes or marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent), and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any applicable rule or regulation of any stock exchange upon which the Rights may from time to time be listed or the Financial Industry Regulatory Authority, or to conform to customary usage. Subject to the provisions of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Distribution Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such price, the “Exercise Price”), but the amount and type of securities, cash, or other assets that may be acquired upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment as provided herein.

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(b) Any Rights Certificate issued pursuant hereto that represents Rights Beneficially Owned by (i) an Acquiring Person or any Related Person of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee after the Acquiring Person becomes an Acquiring Person; or (iii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom such Acquiring Person (or any such Related Person) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock, or the Company; or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof (and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence), shall contain upon the direction of the Board a legend (to the extent feasible, and only if the Company has provided specific written instructions to the Rights Agent) substantially in the following form:

“The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Rights Agreement, dated as of [•], 20[•], by and between OS Therapies Incorporated and [•] (the “Rights Agreement”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively without independent verification thereof for all purposes that no Person has become an Acquiring Person or a Related Person of an Acquiring Person. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, any Executive Vice President, any Vice President or any other officer of the Company, shall have affixed thereto the Company’s corporate seal (or a facsimile thereof), and shall be attested by the Company’s Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Rights Certificates may be manual or by facsimile or other customary means of electronic transmission (e.g., “pdf”). Rights Certificates bearing the manual or facsimile signatures of the individuals who were at the time of execution the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersigning of such Rights Certificates by the Rights Agent or did not hold such offices at the date of such Rights Certificates. No Rights Certificate shall be entitled to any benefit under this Agreement or shall be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by the Rights Agent by manual or facsimile or other customary means of electronic transmission (e.g., “pdf”) of an authorized officer, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder.

(b) Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant and necessary information referred to in Section 3(d) hereof, the Rights Agent shall keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate and the date of each Rights Certificate.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be

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transferred, split up, combined or exchanged for another Rights Certificate, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment duly executed and properly completed, the Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the books and records of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split-up, combination or exchange of any such surrendered Rights Certificate until the registered holder has properly completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Person thereof as the Company or the Rights Agent requests, whereupon the Rights Agent shall, subject to the provisions of Sections 4(b), 7(e) and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment by the holder of the Rights of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or governmental charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requires the payment by such Rights holder of applicable taxes and/or governmental charges unless and until it is satisfied that all such taxes and/or governmental charges have been paid.

(b) If a Rights Certificate is mutilated, lost, stolen or destroyed, upon written request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft, or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent requests, and, if requested by the Company or the Rights Agent, indemnity and/or the posting of a bond also satisfactory to the Company and/or the Rights Agent to cover any claim that may be made against them with respect to such Certificate.

(c) Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Rights Certificates, to the extent permitted by applicable law.

Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which the Rights are exercised prior to the earliest of: (i) the Close of Business on [•], 20[•] or such later date as may be established by the Board prior to the expiration of the Rights as long as the extension is submitted to the stockholders of the Company for ratification at the next annual meeting of stockholders succeeding such extension; (ii) the time at which the Rights are redeemed pursuant to Section 23 hereof; (iii) the time at which the Rights are exchanged pursuant to Section 24 hereof; and (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f) at which time the Rights are terminated (the earliest of (i) – (iv) being herein referred to as the “Expiration Date”).

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(b) Each Right shall entitle the registered holder thereof to purchase one one-thousandth of a share of Preferred Stock. The Exercise Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $[•], and shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and payable in lawful money of the United States in accordance with Section 7(c).

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, then the Rights Agent shall, subject to Section 18(j) hereof, promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates representing such number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) as are to be purchased and the Company shall direct its transfer agent to comply with all such requests; or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of [one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company shall direct the depositary agent to comply with all such requests; (ii) if necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof and, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate; and (iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder. In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash and/or distribute other assets pursuant to Section 11(a) hereof, the Company shall make all arrangements necessary so that such Common Stock, other securities, cash and/or other assets are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other assets. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made by in cash, certified or bank check, wire transfer, electronic transfer or money order payable to the order of the Company.

(d) In the event a registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, such holder, registered in such name or names as designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the Flip-In Event, any Rights Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee after the Acquiring Person becomes such; or (iii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee prior to or concurrently with the Acquiring Person becoming such and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom the Acquiring Person (or any such Related Person) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock or the Company; or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no voting rights, powers, designations, preferences or any other relative, participating, optional or other special rights whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise (including, without limitation, the rights and preferences pursuant to Sections 7, 11, 13, 23 and 24 hereof). The Company shall use commercially reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b) hereof, but neither the Company nor the Rights Agent has or shall have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Related Persons or transferees hereunder.

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(f) Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action with respect to a registered holder upon the occurrence of any purported transfer or exercise as set forth in this Section 7 by such registered holder unless such registered holder has (i) properly completed and duly executed the certificate following the form of assignment or the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such transfer or exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Persons thereof as the Company or the Rights Agent reasonably requests.

(g) Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate upon the earlier of the Expiration Date and such time as all outstanding Rights have been exercised, redeemed or exchanged hereunder.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain, in a retrievable database, electronic records of all cancelled or destroyed stock certificates that have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), a number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) that, except as otherwise provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or Common Stock and/or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b) As long as the shares of Preferred Stock (and following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed or admitted to trading on any securities exchange, the Company shall use its commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c) If the Company is required to file a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use its commercially reasonable efforts to (i) file, as soon as practicable following the earliest date after the Flip-In Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, such registration statement; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by such registration statement, and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, with written notice thereof to the Rights Agent, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating

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that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or an effective registration statement is required and shall not have been declared effective or has been suspended.

(d) The Company shall take such action as may be necessary to ensure that each one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates or depositary receipts for such securities (subject to payment of the Exercise Price), duly and validly authorized and issued, fully paid and non-assessable.

(e) The Company shall pay when due and payable any and all documentary, stamp or transfer tax, or other tax or governmental charge, that is payable in respect of the issuance and delivery of the Rights Certificates or the issuance and delivery of any certificates or depository receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of pone one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company that may be delivered upon exercise of the Rights) upon the exercise of Rights; provided, however, the Company shall not be required to pay any such tax or governmental charge that may be payable in connection with the issuance or delivery of any of any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to any Person other than the registered holder of the Rights Certificates evidencing the Rights surrendered for exercise. The Company shall not be required to issue or deliver any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax or governmental charge has been paid (any such tax or governmental charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s or Rights Agent’s satisfaction that no such tax or governmental charge is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall be for all purposes the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate or entry shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes and governmental charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate or entry shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandths of a share of Preferred Stock is delayed pursuant to Section 9(c) hereof, such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock only when such Preferred Stock first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to the securities for which the Rights are exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)  In the event the Company at any time after the date hereof (A) declares a dividend on the Preferred Stock payable in shares of Preferred Stock; (B) subdivides the outstanding Preferred Stock; (C) combines the outstanding Preferred Stock into a smaller number of shares; or (D) issues any shares of its capital stock in a

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reclassification of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a), then the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time becomes entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event may the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares (or fractions thereof) of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(i) Subject to Section 23 and Section 24 hereof, in the event that any Person, alone or together with its Related Persons, becomes an Acquiring Person (the first occurrence of such event, the “Flip-In Event”), unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then proper provision shall be made so that promptly following the Redemption Period, each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof and payment of an amount equal to the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, a number of shares of Common Stock of the Company equal to the result obtained by (A) multiplying the then current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was or would have been exercisable immediately prior to the Flip-In Event, whether or not such Right was then exercisable; and (B) dividing that product (which, following such Flip-In Event, shall be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement except to the extent set forth in Section 13 hereof) by 50% of the Current Market Price of Common Stock on the date of such Flip-In Event (such number of shares, the “Adjustment Shares”); provided, however, that in connection with any exercise effected pursuant to this Section 11(a)(ii), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Related Persons, becoming the Beneficial Owner of more than 15% of the then-outstanding Common Stock (or, in the case of a Grandfathered Person, becoming the Beneficial Owner of an additional share of Common Stock (or other shares of capital stock of the Company)). If a holder would, but for the proviso in the immediately preceding sentence, be entitled to receive upon exercise of a Right a number of shares that would otherwise result in such holder, together with such holder’s Related Persons, becoming the Beneficial Owner of in excess of 15% of the then-outstanding Common Stock (or, in the case of a Grandfathered Person, becoming the Beneficial Owner of an additional share of Common Stock (or other shares of capital stock of the Company)) (such shares, the “Excess Shares”), then in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the Current Market Price of a share of Common Stock at the Close of Business on the Trading Day following the date of exercise multiplied by the number of Excess Shares that would otherwise have been issuable to such holder. The Company shall provide the Rights Agent with written notice of the identity of any such Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, unless and until it has received such notice.

(ii) In the event that the number of shares of Common Stock authorized by the Certificate of Incorporation, but not outstanding, or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing clause (ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for some or all of the Adjustment Shares, upon exercise of a Right and payment of the applicable Exercise Price, (1) cash; (2) a reduction in the Exercise Price; (3) shares or fractions of a share of Preferred Stock or other equity securities of the Company (including, without

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limitation, shares, or units of shares, of Preferred Stock which the Board has determined to have the same value as shares of Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”); (4) debt securities of the Company; (5) other assets; or (6) any combination of the foregoing, in each case having an aggregate value equal to the Current Value, as determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, if the Company has not made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the Flip-In Event; and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip-In Trigger Date”), then the Company shall deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock (to the extent available), and then, if necessary such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.

If, upon the occurrence of the Flip-In Event, the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then if the Board so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that action is to be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (aa) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights; and (bb) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek an authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the second sentence of this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price of the Common Stock on the Flip-In Trigger Date and the value of any Common Stock Equivalents shall have the same value as the Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same voting rights, powers, designations, preferences and relative, participating, optional or other special rights as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price of the Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event may the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration all or part of which may be in a form other than cash, the value of such consideration shall be determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock or Equivalent Preferred Stock owned by or held for the account of the Company or any Subsidiary will not be deemed outstanding for the purpose of such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

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(c) In case the Company fixes a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity), evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock), or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), then, in each case, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price of the Preferred Stock on such record date minus the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of a share of Preferred Stock, and the denominator of which shall be the Current Market Price of the Preferred Stock on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d) Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments that by reason of this Section 11(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(d), no adjustment required by this Section 11 may be made after the earlier of (i) three years from the date of the transaction that requires such adjustment and (ii) the Expiration Date.

(e) If, as a result of an adjustment made pursuant to Sections 11(a)(ii) or 13(a) hereof, the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Preferred Stock, the number of such other shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (d), (f), (g), (h), (i), (j), (k) and (l) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f) All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) that may be acquired from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g) Unless the Company has exercised its election pursuant to Section 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, a number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (i) multiplying (A) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(h) The Company may elect, on or after the date of any adjustment of the Exercise Price, to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock that may be acquired upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become a number of Rights (calculated to the nearest one ten-thousandth of a Right) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date

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on which the Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of such public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the Company may, as promptly as practicable, at the option of the Company, either (A) cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders are entitled as a result of such adjustment, or (B) cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders become entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i) Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, if substitute or replacement Rights Certificates have not been issued in accordance with Section 11(h), the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(j) Before taking any action that would cause an adjustment reducing the Exercise Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, such number of fully paid and non-assessable one one-thousandths of a share of Preferred Stock at such adjusted Exercise Price.

(k) In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(l) Notwithstanding anything in this Section 11 to the contrary, prior to the Distribution Date, the Company is entitled to make such adjustments in the Exercise Price, in addition to those adjustments expressly required by this Section 11, to the extent that the Board determines that any (i) consolidation or subdivision of the Preferred Stock; (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price; (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock; (iv) stock dividends; or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock is taxable to such holders or reduces the taxes payable by such holders.

(m) After the earlier of the Distribution Date and the Stock Acquisition Date and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), the Company may not (i) consolidate with any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that is not prohibited by Section 11(n) hereof); (ii) merge with or into any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that is not prohibited by Section 11(n) hereof); or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its direct or indirect, wholly owned Subsidiaries in one or more transactions, none of which is prohibited by Section 11(n) hereof), if (A) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; or (B) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders or other Persons holding an equity interest in such Person that constitutes, or would constitute,

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the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of, or otherwise have transferred to them, the Rights previously owned by such Person or any of its Related Persons; provided, however, this Section 11(m) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(n) After the earlier of the Distribution Date and the Stock Acquisition Date and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), the Company may not, except as permitted by Sections 23, 24, and 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) Notwithstanding anything in this Agreement to the contrary, in the event that the Company, at any time after the date hereof and prior to the Distribution Date, (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock; (ii) subdivides any outstanding shares of Common Stock; (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares; or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), then the number of Rights associated with each share of Common Stock then outstanding or issued or delivered thereafter but prior to the Distribution Date shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) hereof and this Section 11(o), the adjustments provided for in this Section 11(o) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii) hereof.

Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event that causes Rights to become null and void) occurs as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief reasonably detailed statement of the facts, computations and methodology accounting for such adjustment; (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate; and (c) make available a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, each registered holder of shares of Common Stock) in accordance with Section 27 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or Section 13 hereof shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be entitled to rely on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect thereto, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) At any time after a Person has become an Acquiring Person, in the event that, directly or indirectly,

(x) the Company consolidates with, or merges with and into, any other Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that is not prohibited by Section 11(n) hereof), and the Company is not the continuing or surviving entity of such consolidation or merger;

(y) any Person (other than a direct or indirect, wholly owned Subsidiary of the Company in a transaction that is not prohibited by Section 11(n) hereof) consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock is converted into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or

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(z) the Company sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers) to any Person or Persons (other than the Company or any of its direct or indirect, wholly owned Subsidiaries in one or more transactions, none of which is prohibited by Section 11(n) hereof), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries, taken as a whole;

(any such event described in (x), (y), or (z), a “Flip-Over Event”), then, in each such case, proper provision shall be made so that:

(i) each holder of a Right, except as provided in Section 7(e) hereof, upon the expiration of the Redemption Period, will have the right to receive, upon the exercise of the Right at the then current Exercise Price in accordance with the terms of this Agreement, and in lieu of a number of one one-thousandth shares of Preferred Stock, a number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party, free of any liens, encumbrances, rights of first refusal, transfer restrictions or other adverse claims, equal to the result obtained by:

(A) multiplying such then current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which such Right is exercisable immediately prior to the first occurrence of a Flip-Over Event (or, if the Flip-In Event has occurred prior to the first occurrence of a Flip-Over Event, multiplying the number of one one-thousandths of a share of Preferred Stock for which a Right would be exercisable hereunder but for such Flip-In Event by the Exercise Price that would be in effect hereunder but for such Flip-In Event) (following the first occurrence of a Flip-Over Event, references to the “Exercise Price” shall thereafter mean such product for each Right and for all purposes of this Agreement); and

(B) dividing that product by 50% of the then Current Market Price of the shares of Common Stock of such Principal Party on the date of consummation of such Flip-Over Event (or the fair market value on such date of other securities or property of the Principal Party, as provided for herein);

(ii) such Principal Party shall be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement;

(iii) the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Flip-Over Event;

(iv) such Principal Party will take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall be applicable, as nearly as reasonably may be possible, to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and

(v) the provisions of Section 11(a)(ii) hereof shall be of no further effect following the first occurrence of any Flip-Over Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities or other equity interests into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Current Market Price; and (B) if no securities or other equity interests are so issued, (1) the Person that is the other constituent party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person, the Common Stock of which has the highest aggregate Current Market Price or (2) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (3) the Person resulting from the consolidation; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion

Annex E-21

of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person that has received assets or earning power pursuant to such transaction or transactions, the Common Stock of which has the highest aggregate Current Market Price; provided, however, that in any such case: (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” will refer to such other Person; (2) if the Common Stock of such Person is not and has not been so registered and such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” will refer to whichever of such Persons is the issuer of the Common Stock having the highest aggregate market value; and (3) if the Common Stock of such Person is not and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above will apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers, and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company may not consummate any Flip-Over Event unless the Principal Party has a sufficient number of authorized shares of its Common Stock that have not been issued (or reserved for issuance) or that are held in its treasury to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Flip-Over Event, the Principal Party, at its own expense, shall:

(i) if the Principal Party is required to file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement; (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the Expiration Date; and (C) take such action as may be required to ensure that any acquisition of such securities that may be acquired upon exercise of the Rights complies with any applicable state security or “blue sky” laws as soon as practicable following the execution of such agreement;

(ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act;

(iii) use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights; and

(iv) use its best efforts, if such Common Stock of the Principal Party is listed or admitted to trading on Nasdaq, the NYSE or on another securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities that may be acquired upon exercise of the Rights on Nasdaq, the NYSE or on such securities exchange, or if the securities of the Principal Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on Nasdaq, the NYSE or a securities exchange, to cause the Rights and the securities that may be acquired upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(v) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

(d) In case the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction has a provision in any of its authorized securities or in its certificate or articles of incorporation or by-laws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Current Market Price or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then Current Market Price (other than to holders of Rights pursuant to this Section 13); (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13; or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in

Annex E-22

connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, then, in each such case, the Company may not consummate any such transaction unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such transaction.

(e) The provisions of this Section 13 shall apply similarly to successive mergers or consolidations or sales or other transfers. In the event that a Flip-Over Event occurs after the Flip-In Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

(f) Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Related Persons) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).

Section 14. Fractional Rights; Fractional Shares; Waiver.

(a) The Company is not required to issue fractions of Rights except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company may pay to the Persons to which such fractional Rights would otherwise be issuable an amount in cash equal to such fraction of the market value of a whole Right. For purposes of this Section 14(a), the market value of a whole Right is the Closing Price of the Rights for the Trading Day immediately prior to the date that such fractional Rights would have been otherwise issuable.

(b) The Company is not required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Current Market Price of one one-thousandth of a share of Preferred Stock is one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of one of the events specified in Section 11 hereof giving rise to the right to receive Common Stock, Common Stock Equivalents or other securities upon the exercise of a Right, the Company will not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price of one share of Common Stock, Common Stock Equivalents or other securities. For purposes of this Section 14(c), the Current Market Price of one share of Common Stock is the Closing Price of one share of Common Stock for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

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Section 15. Rights of Action. All rights of action in respect of this Agreement, other than the rights of action vested in the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock); and any registered holder of a Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), may, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations by the Company of the obligations hereunder of any Person (including, without limitation, the Company) subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock registered in the names of the holders of Common Stock (which Common Stock shall also be deemed to represent certificates for Rights) or, in the case of certificated shares, the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for shares of Common Stock also constitute certificates for Rights) and each Right is transferable only in connection with the transfer of the Common Stock;

(b) after the Distribution Date, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper form of assignment and with the appropriate forms and certificates properly completed and duly executed;

(c) subject to Section 6(a) and Section 7(e) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent has any liability to any holder of a Right or any other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate is entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 26 hereof, to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right evidenced by such Rights Certificate have been exercised in accordance with the provisions hereof.

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Section 18. Duties of Rights Agent. The Rights Agent undertakes to perform its duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, or, prior to the Distribution Date, Common Stock, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent will have no liability for or in respect of, any action taken, suffered or omitted to be taken by it in the absence of bad faith in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, any Executive Vice President or any Vice President of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it, in the absence of bad faith, under the provisions of this Agreement in reliance upon such certificate.

(c) Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature thereof), but all such statements and recitals are deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereon); nor will it be liable or responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor will it be liable or responsible for any change in the exercisability of the Rights (including, but not limited to, the Rights becoming null and void pursuant to Section 7(e) hereof) or any change or adjustment in the terms of the Rights including, but not limited, to any adjustment required under the provisions of Sections 11, 13, 23 or 24 hereof or for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of the certificate describing any such adjustment contemplated by Section 12 hereof, upon which the Rights Agent may rely); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of the Common Stock, the Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock, Preferred Stock or any other securities will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f) The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept verbal or written instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, any Executive Vice President or any Vice President of the Company and to apply to such officers for advice or instructions in connection with its duties, and such advice or instruction shall be full authorization and protection to the Rights Agent and the Rights Agent shall have no duty to independently verify the accuracy or completeness of such instructions and shall incur no liability for or in respect of any action taken or suffered or omitted to be taken by it by it, in the absence of bad faith, in accordance with advice or instructions of any such officer or for any delay in acting while waiting for those instructions. Any

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application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent verbal or written instructions received from any such officer, and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in the absence of bad faith in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence or willful misconduct (each as determined by a final judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 19. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation as agreed in writing between the Company and the Rights Agent for all services rendered by it hereunder and from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable and documented expenses, counsel fees and disbursements and other expense incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent and its employees, officers and directors for, and to hold it harmless against, any loss, liability, damage, demand, judgment, fine, penalty, claim, settlement, cost or expense (including the reasonable fees and expenses of legal counsel), incurred without gross negligence or willful misconduct on the part of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent pursuant to this Agreement or in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable and documented costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or Book Entry for Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statements or other paper or document believed by it to be genuine and to be signed, executed and shall not be obligated to verify the accuracy or completeness of such instrument, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statements or other paper or document and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or

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otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

(c) Notwithstanding anything in this Agreement to the contrary, in no case shall the Company be liable with respect to any action, proceeding, suit or claim against the Rights Agent unless the Rights Agent shall have notified the Company in accordance with Section 27 hereof of the assertion of such action, proceeding, suit or claim against the Rights Agent, promptly after the Rights Agent shall have notice of such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice promptly shall not affect the rights of the Rights Agent hereunder except to the extent that such failure actually prejudices the Company. The Company shall be entitled to participate at its own expense in the defense of any such action, proceeding, suit or claim. The Rights Agent shall not settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company, without the prior written consent of the Company, which shall not be unreasonably withheld.

(d) The provisions of this Section 19 and Section 18 shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and the expiration of the Rights. The Company agrees to indemnify the Rights Agent and to hold it harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever provided in each case that such claims are not based on the gross negligence or willful misconduct of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Rights Agent.

Section 20. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent is merged or with which the Rights Agent or any successor Rights Agent is consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon at least thirty (30) days’ advance notice in writing to the Company, and to each transfer agent of the Preferred Stock and the Common Stock, by registered or certified mail, in which case the Company will give or cause to be given written notice to the registered holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon at least thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed

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or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (such holder shall, with such notice, submit its Rights Certificate for inspection by the Company), then the incumbent Rights Agent or any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and which at the time of its appointment as Rights Agent has, or with its parent has, a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose in each case at the sole expense of the Company. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Exercise Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date (other than upon exercise of a Right) and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate may be issued if, and to the extent that, the Company has been advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate may be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a) The Board may, within its sole discretion, at any time before the Distribution Date (the “Redemption Period”) authorize the Company to redeem all, but not less than all, of the then-outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price, as adjusted, the “Redemption Price”). Any such redemption will be effective immediately upon the action of the Board authorizing the same, unless such action of the Board expressly provides that such redemption will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption will be effective in accordance with the provisions of such action of the Board). The redemption of the Rights by the Board pursuant to this paragraph (a) may be made effective at such time, on such basis and with such conditions as the Board may establish, in its sole discretion. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock based on the Current Market Price or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held. The Company shall promptly give (i) written notice to the Rights Agent of any such redemption; and (ii) public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity

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of such redemption. Within ten (10) days after such action of the Board ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then-outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price shall be made. Neither the Company nor any of its Related Persons may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, or other than in connection with the purchase of shares of Common Stock or the conversion or redemption of shares of Common Stock in accordance with the applicable provisions of the Certificate of Incorporation prior to the Distribution Date.

(c)  In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of this Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, in each case, by the Close of Business on the date that is ninety (90) days following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act (the “Board Evaluation Period”), the holders of record (or their duly authorized proxy) of ten percent (10%) or more of the shares of Common Stock of the Company then outstanding (excluding shares of Common Stock that are Beneficially Owned by the Person making the Qualifying Offer) (the “Requisite Percentage”) may submit to the Board, not earlier than ninety (90) days nor later than one hundred twenty (120) days following the commencement of such Qualifying Offer, a written demand complying with the terms of this Section 23(c) (the “Special Meeting Demand”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”). Any Special Meeting Demand must be (A) delivered to the Corporate Secretary at the principal executive offices of the Company; and (B) signed by the demanding stockholders (the “Demanding Stockholders”) or a duly authorized agent of the Demanding Stockholders.

(i) After receipt of a Special Meeting Demand in proper form and in accordance with this Section 23(c) from Demanding Stockholders holding the Requisite Percentage, the Board shall take such actions necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within ninety (90) days following the last day of the Board Evaluation Period (the “Special Meeting Period”) by including a proposal relating to adoption of the Qualifying Offer Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that the Board may cause the Qualifying Offer Resolution to be submitted to a vote of stockholders at an annual meeting of the stockholders of the Company if such annual meeting is to be convened during the Special Meeting Period; provided, further, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution is separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its fiduciary duties.

(ii) In the event that no Person has become an Acquiring Person prior to the Exemption Date and the Qualifying Offer continues to be a Qualifying Offer and either (A) the Special Meeting has not been convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”); or (B) if, at the Special Meeting at which a quorum is established, a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board (excluding shares of Common Stock Beneficially Owned by the Person making the Qualified Offer and such Person’s Related Persons) shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be exempt from the application of this Agreement in all respects to such Qualifying Offer as long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on (1) the Outside Meeting Date or (2) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”). Notwithstanding anything herein to the contrary, no action or vote by stockholders not in compliance with the provisions of this Section 23(c) shall serve to exempt any offer from the terms of this Agreement. Immediately upon the Close of Business on the Exemption Date, and without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate and, notwithstanding anything in this Agreement to the contrary, the consummation of the Qualifying Offer shall not cause the offeror (or its Related

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Persons) to become an Acquiring Person; and the Rights shall immediately expire and have no further force and effect upon such consummation.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per each outstanding Right, as appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. From and after the occurrence of a Flip-Over Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 hereof and may not be exchanged pursuant to this Section 24(a).

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action or notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights shall be to receive a number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio; provided, however, that in connection with any exchange effected pursuant to this Section 24(b), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder’s Related Persons, becoming the Beneficial Owner of more than 15% of the then-outstanding Common Stock. If a holder would, but for the immediately preceding sentence, be entitled to receive Excess Shares, in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the Current Market Price of a share of Common Stock at the Close of Business on the Trading Day following the date the Board effects the forgoing exchange multiplied by the number of Excess Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company shall promptly give (i) written notice to the Rights Agent of any such exchange; and (ii) public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights that shall be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Stock, as such term is defined in Section 11(b)) such that the Current Market Price of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the Current Market Price of one share of Common Stock as of the date of such exchange.

(d) Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and the Company shall issue to the trust created by the Trust Agreement (the “Trust”) all or a portion (as designated by the Board) of the shares of Common Stock and other securities, if any, distributable pursuant to the Exchange, and all stockholders entitled to distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive a

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distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with all relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) hereof and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

Section 25. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that might, if consummated, result in such Person beneficially owning 15% or more of the then-outstanding Common Stock (or, in the case of a Grandfathered Person, additional shares of Common Stock) (a “Requesting Person”) may request that the Board grant an exemption with respect to such acquisition under this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Corporate Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Corporate Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Related Persons of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 15% or more of the then-outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall endeavor to respond to an Exemption Request within twenty (20) Business Days after receipt of such Exemption Request; provided that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available. To the extent the Board grants a Person’s Exemption Request pursuant to this Section 25, such Person shall be an “Exempt Person.”

Section 26. Notice of Certain Events.

(a) In case the Company proposes, at any time after the earlier of the Distribution Date or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company); (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock); (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which is not prohibited by Section 11(n) hereof) or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions none of which is prohibited by Section 11(n) hereof); or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 27 hereof, a written notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution

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of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action and, in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is earlier; provided, however, that no such action shall be taken pursuant to this Section 26(a) that will or would conflict with any provision of the Certificate of Incorporation; provided, further, that no such notice is required pursuant to this Section 26 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b) In case any Flip-In Event occurs, (i) the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 27 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof; and (ii) all references in paragraph (a) of this Section 26 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, to any other securities that may be acquired upon exercise of a Right.

(c) In case any Flip-Over Event occurs, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 27 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a) hereof.

Section 27. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class or express U.S. mail, FedEx or UPS, postage prepaid and properly addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

If to the Company, at its address at:

OS Therapies Incorporated
115 Pullman Crossing Road, Suite #103
Grasonville, Maryland 21638
Attention: [•]
Email: [•]

with a copy to:

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, New York 10019
Attention: Spencer G. Feldman, Esq.

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent in writing by first-class or express U.S. mail, FedEx or UPS, postage prepaid or overnight delivery service and properly addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

[•]

With copies to:

[•]

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent in writing by first-class or express U.S. mail, FedEx or UPS, postage prepaid or overnight delivery service and properly addressed, to such holder at the address of such holder as shown on the registry books of the Company.

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Section 28. Supplements and Amendments. Except as otherwise provided in this Section 28, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity; (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein; (c) shorten or lengthen any time period hereunder, including, without limitation, the Expiration Date; (d) otherwise change, amend or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that from and after any Person becomes an Acquiring Person, this Agreement may not be supplemented or amended in any manner that would (x) adversely affect the interests of the holders of Rights (other than holders of Rights that have become null and void pursuant to Section 7(e) hereof) as such, (y) cause the Rights again to become redeemable or (z) cause this Agreement to become amendable other than in accordance with this Section 28. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Any such supplement or amendment shall be evidenced in writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall execute such supplement or amendment; provided, however, that any supplement or amendment that does not amend Sections 18, 19, 20, 21 or this Section 28 in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Company shall provide within three (3) Business Days of the adoption of an amendment to the Agreement written notification of such amendment to the Rights Agent. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement. The Rights Agent acknowledges that time is of the essence in connection with its execution of any such proposed supplement or amendment.

Any failure to execute such proposed supplement or amendment shall not affect the validity of the actions taken by the Board pursuant to this Section 28.

Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 29. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30. Determinations and Actions by the Board. For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. Except as otherwise specifically provided herein, the Board, or any committee thereof, has the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company hereunder, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (a) to interpret the provisions of this Agreement, and (b) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights in accordance with Section 23 hereof, to exchange or not exchange the rights in accordance with Section 24 hereof, to amend or not amend this Agreement in accordance with Section 28 hereof). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board, or any committee thereof, shall be (i) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights and all other parties; and (ii) not subject the Board or any member thereof to any liability to the holders of the Rights. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board shall not be entitled to reject any Qualifying Offer or any other tender offer or other acquisition proposal, or to recommend that holders of Common Stock of the Company reject any Qualifying Offer or any other tender offer or other acquisition proposal, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any Qualifying Offer or any other tender offer or other acquisition proposal that the Board determines in good faith is necessary or appropriate in the exercise of its fiduciary duties.

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Section 31. Benefits of this Agreement. Nothing in this Agreement may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; rather, this Agreement is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock of the Company).

Section 32. Tax Compliance and Withholding. The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to Sections 1441, 1442, 1445, 1471 through 1474, and 3406 of the Internal Revenue Code of 1986, as amended, or by any federal or state statutes subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing authority. The Company will provide withholding and reporting instructions to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting or payment except as specifically instructed by the Company.

Section 33. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void or unenforceable and the Board determines in good faith judgment that severing the invalid language from this Agreement would materially and adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and will not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.

Section 34. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made, without reference to its conflicts of law principles, and performed entirely within such State.

Section 35. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “PDF”) shall be effective as delivery of a manually executed counterpart hereof.

Section 36. Interpretation. The headings contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 37. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including, without limitation, any act or provision of any present or future law or regulation or governmental authority, any act of God, pandemic, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties with information, labor dispute, accident or failure or malfunction of any utilities, communication or computer (software or hardware) services or similar occurrence).

(Signature Page To Follow On Next Page)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

OS THERAPIES INCORPORATED, as the Company
By:
	Name:	Paul A. Romness, MPH
	Title:	President and Chief Executive Officer
[•], as Rights Agent
By:
Name:
Title:

Signature Page To Follow On Next Page

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Exhibit A

CERTIFICATE OF DESIGNATIONS
OF
SERIES A-1 JUNIOR PARTICIPATING PREFERRED STOCK
OF
OS THERAPIES INCORPORATED
a Delaware corporation

OS Therapies Incorporated, a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that, pursuant to authority conferred on its Board of Directors (the “Board”) by the Third Amended and Restated Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), and in accordance with Section 151 of General Corporation Law of the State of Delaware (the “DGCL”), the Board adopted the following resolution at a meeting duly called and held on [•], 20[•]:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation, the Board hereby creates a series of Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

Series A-1 Junior Participating Preferred Stock:

(1) Designation and Amount. The shares of such series shall be designated as “Series A-1 Junior Participating Preferred Stock” (the “Series A-1 Preferred Stock”) and the number of shares constituting the Series A-1 Preferred Stock shall be [•]. Such number of shares may be increased or decreased by resolution of the Board; provided that no decrease shall reduce the number of shares of Series A-1 Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A-1 Preferred Stock.

(2) Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A-1 Preferred Stock with respect to dividends, the holders of shares of Series A-1 Preferred Stock, in preference to the holders of common stock, par value $0.001 per share (the “Common Stock”), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the first (1st) day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A-1 Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (1) $1.00 or (2) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A-1 Preferred Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A-1 Preferred Stock were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Company shall declare a dividend or distribution on the Series A-1 Preferred Stock as provided in paragraph (a) of this subsection immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that in the event no dividend or distribution

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shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A-1 Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A-1 Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A-1 Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A-1 Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A-1 Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

(3) Voting Rights. The holders of shares of Series A-1 Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A-1 Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A-1 Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in any other certificate of designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A-1 Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c) Except as set forth herein, or as otherwise provided by law, holders of Series A-1 Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(4) Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A-1 Preferred Stock as provided in Section (2) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A-1 Preferred Stock outstanding shall have been paid in full, the Company shall not:

(1) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-1 Preferred Stock;

(2) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except dividends paid ratably on the Series A-1 Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(3) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-1 Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock,

Annex E-37

restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Company or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A-1 Preferred Stock; or

(4) redeem or purchase or otherwise acquire for consideration any shares of Series A-1 Preferred Stock, or any shares of stock ranking on a parity with the Series A-1 Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Section (4), purchase or otherwise acquire such shares at such time and in such manner.

(5) Reacquired Shares. Any shares of Series A-1 Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other certificate of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

(6) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, voluntary or otherwise, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-1 Preferred Stock unless, prior thereto, the holders of shares of Series A-1 Preferred Stock shall have received the greater of (A) $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (B) an amount, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except distributions made ratably on the Series A-1 Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A-1 Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(7) Consolidation, Merger, Etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A-1 Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange

Annex E-38

or change of shares of Series A-1 Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(8) No Redemption. The shares of Series A-1 Preferred Stock shall not be redeemable.

(9) Rank. The Series A-1 Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company’s Preferred Stock, and shall rank senior to the Common Stock as to such matters.

(10) Amendment. The Certificate of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A-1 Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A-1 Preferred Stock, voting together as a single class.

(11) Fractional Shares. The Series A-1 Preferred Stock may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A-1 Preferred Stock.

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Exhibit B

SUMMARY OF RIGHTS
TO PURCHASE SERIES A-1 JUNIOR PARTICIPATING PREFERRED STOCK

On [•], 20[•], the Board of Directors (the “Board”) of OS Therapies Incorporation, a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Common Stock”). The dividend is payable on [•], 20[•] (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A-1 Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) at a price of $[•], 20[•] per one one-thousandth of a share of Preferred Stock (the “Exercise Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated as of [•], 20[•], as the same may be amended from time to time (the “Rights Agreement”), by and between the Company and [•], as Rights Agent (the “Rights Agent”).

Until the earlier to occur of (i) the close of business on the tenth (10th) business day after a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock and (ii) the close of business on the tenth (10th) business day after the commencement by any person of, or of the first public announcement of the intention of any person to commence, a tender or exchange offer the consummation of which would result in such person becoming the beneficial owner of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book entry shares) outstanding as of the Record Date, by such Common Stock certificate (or book entry shares) together with this Summary of Rights.

The Rights Agreement provides that, until the Distribution Date (or earlier expiration or redemption of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration or redemption of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a legend incorporating the Rights Agreement by reference, and notice of such legend will be furnished to holders of book entry shares. Until the Distribution Date (or earlier expiration or redemption of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without such legend or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or registered in book entry form. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the “Rights Certificates”) will be mailed to holders of record of the Common Stock as of the Close of Business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire at the earliest of (i) the close of business on [•], 20[•] or such later date as may be established by the Board prior to the expiration of the Rights as long as the extension is submitted to the stockholders of the Company for ratification at the next annual meeting of stockholders succeeding such extension, (ii) the time at which the Rights are redeemed or exchanged by the Company, in each case as described below, (iii) upon the occurrence of certain transactions and (iv) the date of the Company’s next annual meeting of stockholders, including any adjournment or postponement, if the Rights Agreement has not been approved by the Company’s stockholders.

The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

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Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (i) $1.00 per share (plus any accrued but unpaid dividends), and (ii) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will thereupon become null and void) will, following the Distribution Date, have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right, unless the Rights were earlier redeemed or exchanged.

In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph, the Board may exchange the Rights (other than Rights beneficially owned by such Acquiring Person and certain transferees thereof which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent voting rights, powers, designations, preferences and relative, participating, optional or other special rights), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments require an adjustment of at least one percent (1%) in such Exercise Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of shares of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

At any time before the Distribution Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

In the event the Company receives a Qualifying Offer (as defined in the Rights Agreement) and the Company does not redeem the outstanding Rights, the Company may exempt such Qualifying Offer from the Rights Agreement or call a special meeting of stockholders to vote on whether or not to exempt such Qualifying Offer from the Rights Agreement. In each case, within ninety (90) days of the commencement of the Qualifying Offer (the “Board Evaluation Period”), the holders of record of ten percent (10%) or more of the outstanding Common Stock may submit a written demand directing the Board to propose a resolution exempting the Qualifying Offer from the Rights Agreement to be voted upon at a special meeting to be convened within ninety (90) days following the last day of the Board Evaluation

Annex E-41

Period (the “Special Meeting Period”). The Board must take the necessary actions to cause such resolution to be submitted to a vote of stockholders at a special meeting within the Special Meeting Period; however, the Board may recommend in favor of or against or take no position with respect to the adoption of the resolution, as it determines to be appropriate in the exercise of the Board’s fiduciary duties.

The Company may amend or supplement the Rights Agreement without the approval of any holders of Rights, including, without limitation, in order to (i) cure any ambiguity, (ii) correct or supplement any provision of the Rights Agreement that may be defective or inconsistent with any other provisions of the Rights Agreement, (iii) shorten or lengthen any time period in the Rights Agreement, including the Expiration Date, or (iv) otherwise change, amend or supplement any provision that the Company may deem necessary or desirable. However, from and after the time when any person or group of persons becomes an Acquiring Person, the Rights Agreement may not be amended or supplemented in any manner that would, among other things, adversely affect the interests of the holders of Rights (other than holders of Rights that have become null and void).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K filed on [•], 20[•]. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

Annex E-42

Exhibit C

FORM OF RIGHTS CERTIFICATE

Certificate No. R-____________	____________ Rights

NOT EXERCISABLE AFTER [•], 20[•] OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY OR LATER AS PROVIDED IN THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR A RELATED PERSON OF ANY SUCH PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE NULL AND VOID, AS LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.

[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR A RELATED PERSON OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*

____________

*        The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

Annex E-43

Rights Certificate

This certifies that _________________, or its registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of [•], 20[•], as amended from time to time (the “Rights Agreement”), between OS Therapies Incorporated, a Delaware corporation (the “Company”), and [•], as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 p.m., New York City time, on [•], 20[•], or such earlier or later date as provided in the Rights Agreement, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A-1 Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of $[•] per one one-thousandth share of Preferred Stock (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Exercise Price per share as set forth above, are the number and Exercise Price as of [•], 20[•], based on the Preferred Stock as constituted at such date, and are subject to adjustment upon the happening of certain events as provided in the Rights Agreement. Capitalized terms used and not defined herein shall have the meanings specified in the Rights Agreement.

From and after the occurrence of the Flip-In Event or a Flip-Over Event, the Rights evidenced by this Rights Certificate beneficially owned by (i) an Acquiring Person or a Related Person of any such Acquiring Person, (ii) a transferee of any such Acquiring Person or Related Person, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person or a Related Person of an Acquiring Person shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Event or Flip-Over Event.

The Rights evidenced by this Rights Certificate shall not be exercisable, and shall be null and void as long as held, by (i) a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable or (ii) an Excluded Person.

As provided in the Rights Agreement, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be acquired upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company under certain circumstances at its option at a redemption price of $0.001 per Right at any time prior to the Distribution Date.

At any time after a person becomes an Acquiring Person, the Board may exchange the Rights (other than Rights owned by such Acquiring Person which have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock per each outstanding Right or, in certain circumstances, other equity securities of the Company which are deemed by the Board to have the same value as shares of Common Stock, subject to adjustment.

Annex E-44

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

Annex E-45

WITNESS the facsimile signature of the proper officers of the Company.

Dated as of _____________, ______.

OS THERAPIES INCORPORATED
By:
Name:
Title:
Countersigned:
Dated as of _____________, ______.
[•], as Rights Agent
By:
Authorized Signatory

Annex E-46

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if
such holder desires to transfer the
Rights Certificate.)

FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated _____________, ______.

Signature

Signature Medallion Guaranteed:

Annex E-47

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Person (as such terms are defined pursuant to the Rights Agreement); and

after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or a Related Person of any such Person.

Dated _____________, ______.

Signature

Signature Medallion Guaranteed:

Annex E-48

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.

In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

Annex E-49

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder
desires to exercise Rights represented
by the Rights Certificate.)

To: ______________________

The undersigned hereby irrevocably elects to exercise __________Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person or such other property which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or such other securities of the Company or of any other person or such other property as may be issuable upon the exercise of the Rights) be issued in the name of and delivered to:

(Please print name and address)

Please insert social security
or other identifying number: ________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Please print name and address)

Please insert social security
or other identifying number: ________________________________________________________

Dated _____________, ______.

Signature

Signature Medallion Guaranteed:

Annex E-50

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

the Rights evidenced by this Rights Certificate [   ] are [   ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of any such Person (as such terms are defined in the Rights Agreement); and

after due inquiry and to the best knowledge of the undersigned, the undersigned [   ] did [   ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or a Related Person of any such Person.

Dated _____________, ______.

Signature

Signature Medallion Guaranteed:

Annex E-51

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.

In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

Annex E-52

VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. Eastern Time on [*], 2025. CONTROL # VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 ATTEND THE VIRTUAL MEETING If you would like to attend the Annual Meeting, please register for the Annual Meeting of Stockholders, to be held at 10:00 a.m., Eastern Time, on [*], 2025 via the following URL: https://meeting.vstocktransfer.com/[*] Preliminary Copy – Subject to Completion Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Annual Meeting of Stockholders Proxy Card - OS Therapies Incorporated DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE AND “FOR” ALL LISTED PROPOSALS. 1. Election of Directors: FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW: 01 Paul A. Romness, MPH 04 Karim Galzahr 02 John Ciccio 05 Olivier R. Jarry 03 Avril McKean Dieser 06 Theodore F. Search, Pharm.D. 2. Approval of the Issuance Proposal 3. Approval of the Charter Amendment Proposal 4. Approval of the Plan Amendment Proposal 5. Approval of the Rights Agreement Resolution Proposal 6. Approval of the Auditor Ratification Proposal FOR AGAINST ABSTAIN Note: To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof. Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. * SPECIMEN * AC:ACCT9999 90.00

Preliminary Copy – Subject to Completion OS Therapies Incorporated Annual Meeting of Stockholders [*], 2025 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [*], 2025 The Proxy Statement, the Proxy Card, and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available online at: ir.ostherapies.com/proxy-materials To Register for the Virtual Meeting, Please Visit: https://meeting.vstocktransfer.com/[*] DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints Paul A. Romness, MPH and Christopher P. Acevedo, and each of them, attorneys and agents with full power of substitution, is hereby authorized to vote all of the shares of capital stock of OS Therapies Incorporated (the “Company”) which the undersigned would be entitled to vote, if personally present, at the upcoming Annual Meeting of Stockholders of the Company scheduled to be held in a virtual meeting format on [*], 2025, at 10:00 a.m., Eastern Time. This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is indicated with respect to the proposals on the reverse, this proxy will be voted in accordance with the recommendations of the Board of Directors of the Company. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion. Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by OS Therapies Incorporated in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please vote online and once your vote is cast you will have the option to enter your email information, or if submitting via Mail please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings for this issuer: Email Address: PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)